                                                                   Exhibit 10(g)
                                                                   Page 1 of 68




                          ---------------------------
                          |                         |
                          |   1994 RESTATEMENT OF   |
                          |   Aon EMPLOYEE STOCK    |
                          |     OWNERSHIP PLAN      |
                          |                         |
                          ---------------------------

                                                                   Exhibit 10(g)
                                                                   Page 2 of 68

                              1994 Restatement of
                       Aon Employee Stock Ownership Plan

 (Previously known as Combined International Corporation Stock Ownership Plan)

                               TABLE OF CONTENTS

SECTION 1 - DEFINITION OF TERMS.....................................   3
   1.01  Acquisition Loan...........................................   3
   1.02  Affiliate..................................................   3
   1.03  Anniversary Date...........................................   3
   1.04  Beneficiaries..............................................   3
   1.05  Board......................................................   3
   1.06  Committee..................................................   3
   1.07  Company....................................................   3
   1.08  Compensation...............................................   3
   1.09  Effective Date.............................................   4
   1.10  Employee...................................................   4
   1.11  Employer Securities........................................   5
   1.12  ESOP Fund..................................................   5
   1.13  ERISA......................................................   5
   1.14  Financed Shares............................................   5
   1.15  General Fund...............................................   5
   1.16  Highly Compensated Employee................................   5
   1.17  The term "Leased Employee".................................   7
   1.18  Hours of Service...........................................   7
   1.19  IRC........................................................   8
   1.20  Normal Retirement Date.....................................   8
   1.21  1-Year Break in Service....................................   8
   1.22  Participant................................................   8
   1.23  Plan.......................................................   8
   1.24  Plan Year..................................................   8
   1.25  Service....................................................   8
   1.26  Stock Fund.................................................   9
   1.27  Subsidiary.................................................   9
   1.28  Trustee....................................................   9
   1.29  United States..............................................  10
   1.30  Valuation Date.............................................  10
   1.31  Value......................................................  10

SECTION 2 - EMPLOYEES ENTITLED TO PARTICIPATE.......................  11
   2.01  Conditions of Eligibility..................................  11
   2.02  Termination of Employment..................................  11
   2.03  Leave of Absence...........................................  12
   2.04  Transfer to an Affiliate...................................  12
   2.05  Transfer to a Foreign Country..............................  12
   2.06  Employment in Bargaining Unit..............................  12
   2.07  Ineligible Persons.........................................  12

SECTION 3 - CONTRIBUTIONS...........................................  14

                                                                   Exhibit 10(g)
                                                                   Page 3 of 68

                         TABLE OF CONTENTS (continued)

   3.01  Contributions by Companies.................................  14
   3.02  Date of Contribution.......................................  15
   3.03  Form of Contribution.......................................  15
   3.04  Combined Life Insurance Company of New York................  15

SECTION 4 - ALLOCATION OF TRUST FUNDS...............................  16
   4.01  ESOP Account...............................................  16
   4.02  Stock Sub-Account..........................................  16
   4.03  General Sub-Account........................................  17
   4.04  Records and Accounting.....................................  17
   4.05  Designation of Beneficiary.................................  17
   4.06  Allocations of Dividends on Employer Securities............  18
   4.07  Allocation of Financed Shares..............................  20
   4.08  Allocation of Purchased Employer Securities Other
         Than Financed Shares.......................................  20
   4.09  Determination of Compensation..............................  20

SECTION 5 - INVESTMENTS.............................................  21
   5.01  Primary Purpose............................................  21
   5.02  Investment of the Stock Fund...............................  21
   5.03  Investment of the General Fund.............................  21
   5.04  Investments Not Allocated to Separate Accounts.............  21
   5.05  Purchase or Sale of Contributed Employer Securities........  22
   5.06  Acquisition Loans..........................................  22
   5.07  Diversification of Investments by Qualified
         Participants...............................................  23

SECTION 6 - PROVISIONS RELATING TO TRUSTEE..........................  25
   6.01  Appointment of Trustee and Successors......................  25
   6.02  Fees and Expenses of Trustee...............................  25
   6.03  Payment of Costs, Fees, and Expenses.......................  25
   6.04  Uncertain Distribution.....................................  25
   6.05  Liability..................................................  25
   6.06  Legal Action...............................................  26
   6.07  Manner of Action...........................................  26
   6.08  Allocation of Duties.......................................  26
   6.09  Limitation on Liability....................................  26
   6.10  Indemnity..................................................  26
   6.11  Disbursements..............................................  26
   6.12  Reports....................................................  27
   6.13  Additional Powers of Trustee...............................  27
   6.14  Investment Manager.........................................  28

                                                                   Exhibit 10(g)
                                                                   Page 4 of 68

                         TABLE OF CONTENTS (continued)

SECTION 7 - ADMINISTRATION OF THE PLAN..............................  29
   7.01  Committee..................................................  29
   7.02  Duties of Committee........................................  29
   7.03  Chairman and Secretary.....................................  29
   7.04  Meetings and Quorum........................................  29
   7.05  Allocation of Duties.......................................  29
   7.06  Aon........................................................  30
   7.07  Rules and Interpretation...................................  30
   7.08  Limitations on Liability...................................  30
   7.09  Indemnity..................................................  30
   7.10  Identity...................................................  31
   7.11  Voting of Employer Securities..............................  31
   7.12  Rights on Tender or Exchange Offer.........................  32

SECTION 8 - DISPOSITION OF THE SEPARATE TRUST ACCOUNTS..............  33
   8.01  Participant Still Employed by Company After
         Retirement Date............................................  33
   8.02  Disposition at or After Retirement Date or
         in Case of Physical or Mental Disability...................  33
   8.03  Disposition Upon the Death of a Participant................  33
   8.04  Disposition Upon Termination of Employment
         Before Reaching Retirement Date............................  33
   8.05  Termination of the Trust and Disposition Upon
         Such Termination...........................................  34
   8.06  Payment to Minors, etc.....................................  35
   8.07  Net Earnings and Valuation Adjustment......................  35
   8.08  Method of Valuing Assets...................................  36
   8.09  General Provisions Governing Distributions.................  36
   8.10  Eligible Rollover Distributions............................  38

SECTION 9 - PARTICIPANT'S NONFORFEITABLE INTEREST...................  39
   9.01  General Rule...............................................  39
   9.02  Special Rules..............................................  39
   9.03  Restoration of Forfeitures.................................  40

SECTION 10 - SPENDTHRIFT TRUST......................................  41
  10.01  General....................................................  41
  10.02  Qualified Domestic Relations Order.........................  41

SECTION 11 - COMPANY TO HAVE NO INTEREST IN TRUST...................  43

SECTION 12 - AMENDMENT AND SUSPENSION OF CONTRIBUTIONS..............  44
  12.01  Amendment of the Agreement.................................  44
  12.02  Suspension.................................................  44

                                                                   Exhibit 10(g)
                                                                   Page 5 of 68

                         TABLE OF CONTENTS (continued)

SECTION 13 - ADOPTION OF PLAN BY AFFILIATE..........................  45
  13.01  Adoption of Plan...........................................  45
  13.02  Intention of Parties.......................................  45
  13.03  Termination of Status of Subsidiary........................  45

SECTION 14 - ERISA PROVISIONS.......................................  46
  14.01  Service for Predecessor....................................  46
  14.02  Controlled Group...........................................  46
  14.03  Merger.....................................................  46
  14.04  Claims Procedure...........................................  46
  14.05  Investment in Deposits with Corporate Fiduciary............  47
  14.06  Maximum Annual Addition....................................  47

SECTION 15 - MISCELLANEOUS..........................................  53
  15.01  Reliance on Information Furnished by the Companies.........  53
  15.02  Inability to Perform.......................................  53
  15.03  Execution of Documents.....................................  53
  15.04  Notice of Required Action..................................  53
  15.05  Reliance Upon Communication................................  53
  15.06  Discharge Upon Payment.....................................  54
  15.07  Disposition of Share of Missing Persons....................  54
  15.08  Gender and Case............................................  54
  15.09  Section Title Not Part of Agreement........................  54
  15.10  Construction...............................................  54
  15.11  Agreement Binding on All Parties...........................  54

SECTION 16 - PROVISIONS APPLICABLE IF PLAN BECOMES TOP-HEAVY........  55
  16.02  Additional Definitions:....................................  55
  16.03  Special Rules..............................................  57
  16.04  Participant's Top-Heavy Account............................  57
  16.05  Vesting with Respect to Participants' Top-Heavy Accounts...  58
  16.06  Minimum Contribution for Non-Key Employees.................  58
  16.07  Maximum Annual Addition....................................  58
  16.08  Simplified Employee Pensions...............................  59
  16.09  Contributions or Benefits Not Taken Into Account...........  59

SCHEDULE A - SPECIAL PROVISIONS RELATING TO SERVICE.................  60

                                                                   Exhibit 10(g)
                                                                   Page 6 of 68

                              1994 RESTATEMENT OF
                       Aon EMPLOYEE STOCK OWNERSHIP PLAN

     WHEREAS, effective January 1, 1983, Combined International Corporation, a corporation organized and existing under the laws of the State of Delaware, adopted the Combined International Corporation Stock Ownership Plan in order to provide its employees with the opportunity to acquire common stock ownership in Combined International Corporation under a stock bonus plan which constituted a tax credit stock ownership plan designed to invest primarily in Employer Securities and otherwise meeting the requirements of Sections 44G and 409A of the Internal Revenue Code of 1954; and

     WHEREAS, the Company previously amended said Plan three times on December 13, 1984; again on December 13, 1984; and on November 15, 1985;

     WHEREAS, the Company has changed its name from Combined International Corporation to Aon Corporation (sometimes referred to herein as "Aon");

     WHEREAS, the Company previously amended and restated the Plan ("Fourth Amendment to and 1989 Restatement of Aon Employee Stock Ownership Plan") for the purpose of complying with the Tax Reform Act of 1986, to change the Plan to a qualified employees' stock bonus plan qualified under Section 401(a) of the IRC and an employee stock ownership plan under Section 4975(e) of the IRC and
Section 407(d) of ERISA for the exclusive benefit of such employees, and to change the name of this Plan and Trust Agreement to the Aon Employee Stock Ownership Plan, pursuant to the Company's change of name to Aon Corporation from Combined International Corporation and subsequently amended such 1989 Restatement twice effective January 1, 1989, and twice January 1, 1993;

     WHEREAS, Aon now wishes to amend and again restate the Plan for the purpose of complying with the Omnibus Budget Reconciliation Act of 1993 and to make certain other desirable changes therein;

                                                                   Exhibit 10(g)
                                                                   Page 7 of 68

          NOW, THEREFORE, pursuant to a resolution adopted by the Board of Aon Corporation said Plan shall be and hereby is further amended and restated effective as of January 1, 1994, except as otherwise indicated herein, as follows:

                                                                   Exhibit 10(g)
                                                                   Page 8 of 68
                        SECTION 1 - DEFINITION OF TERMS


     Unless the context shall otherwise clearly indicate, the following terms shall be construed as hereinafter defined:


  1.01 ACQUISITION LOAN shall refer to a loan (or other extension of credit) used by the Plan to finance the acquisition of Employer Securities, which loan may constitute an extension of credit to the Plan from a party in interest (as defined in ERISA), or may be guaranteed by a party in interest. See Section 5.06.

  1.02 AFFILIATE shall refer to a Subsidiary of Aon that has not adopted the Plan herein set forth.

  1.03 ANNIVERSARY DATE shall refer to the last day of each Plan Year during which this Agreement shall be in force and effect.

  1.04 BENEFICIARIES shall refer to persons designated by the Participant to receive his share of any property of the Trust in case of the Participant's death.

  1.05 BOARD shall refer to the Board of Directors of Aon or any committee of the Board of Directors delegated authority to act for the whole Board in respect of matters relating to the Plan.

  1.06 COMMITTEE shall refer to the Committee appointed by the Board pursuant to Section 7.01. The Committee is designated as the administrator, plan administrator, and named fiduciary with respect to the administration of the Plan (but not with respect to the control, management and investment of the assets of the trust) for the purposes of ERISA.

  1.07 COMPANY as used herein shall refer to Aon Corporation (hereinafter referred to as "Aon") when applying the provisions of this Plan as its stock bonus plan for its Employees. It shall refer to each "Subsidiary" when applying the provisions of this Trust as the stock bonus plan for the Employees of such Subsidiary. The term "Companies" as used herein shall refer collectively to Aon and all Subsidiaries and shall be applied as though all of such Companies constituted a single employer.

  1.08 COMPENSATION shall refer to the following types of earnings paid to an Employee for his service on behalf of the Company subsequent to the date he becomes a Participant, determined before excluding any reduction described in Sections 3.03 and 3.04 or for cafeteria plans under Section 125 of the IRC, but excluding any such amounts paid to him in respect to employment during which he is not permanently employed within the United States or its possessions as set forth in Section 2.01(b):

                                                                   Exhibit 10(g)
                                                                   Page 9 of 68

        (a) salary and fixed-based compensation including compensation for overtime;

        (b) bonuses paid pursuant to periodic individual performance appraisals and formal contractual bonus programs, but excluding other bonus and miscellaneous income; and

        (c) net commission, renewal and override compensation (but excluding deferred commission payments).

            In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the commissioner of the Internal Revenue Service for increases in the cost of living in accordance with Section 401(a)(17)(B) of the IRC. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

            For plan years beginning on or after January 1, 1994, any reference in this Plan to the limitation under section 401(a)(17) of the IRC shall mean the OBRA '93 annual compensation limit set forth in this provision.

            If Compensation for any prior determination period is taken into account in determining an employee's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first plan year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

  1.09  EFFECTIVE DATE of this Plan as restated shall be January 1, 1994.

  1.10 EMPLOYEE shall refer to all employees of the Companies, except those who are

        (a) included in a unit of employees covered by a collective bargaining agreement between employee representatives and one or more employers, if retirement benefits were the subject of good faith bargaining between such employee representatives and such employer or employers; or

                                                                   Exhibit 10(g)
                                                                   Page 10 of 68

        (b) Combination, ordinary and regional representatives and managers as those terms were defined under the Retirement Plan for Employers of the Life Insurance Company of Virginia and Designated Subsidiaries and Designated Affiliates.

  1.11 EMPLOYER SECURITIES shall refer to common stock issued by Aon Corporation which is readily tradeable on the New York Stock Exchange.

  1.12 ESOP FUND shall refer to all the assets held under this Plan in both the Stock Fund and the General Fund.

  1.13 ERISA refers to the Employee Retirement Income Security Act of 1974, as from time to time amended.

  1.14 FINANCED SHARES shall mean shares of Employer Securities acquired by the Trust with the proceeds of an Acquisition Loan.

  1.15 GENERAL FUND shall refer to the separate fund maintained under this Plan consisting of assets other than those Employer Securities which are part of the Stock Fund, including cash dividends, stock rights and stock warrants received with regard to all Employer Securities in the ESOP Fund. Where the content so indicates, the term shall also refer to the assets held in the General Fund.

  1.16 HIGHLY COMPENSATED EMPLOYEE shall include an employee who received compensation in excess of $75,000, received compensation in excess of $50,000 and was in the top paid group, or was an officer and received compensation greater than $45,000 (all amounts as adjusted for increases in the cost of living per Section 14.06), either (i) in the current year while a member of the 100 employees paid the greatest compensation or
        (ii) in the preceding year. The term "compensation" means compensation under Section 14.06, and shall include reductions for pay deferral amounts under Section 401(k) of the IRC or for cafeteria plans under
        Section 125 of the IRC.  The following rules shall apply.

        (a) FIVE-PERCENT OWNER. Such term shall also include an employee who was a five-percent owner (as defined at Section 16.02(b)) at any time during either the preceding year or the current year.

        (b) TOP-PAID GROUP. The "top-paid group" is the group consisting of the top 20 percent of employees ranked on the basis of compensation paid during the year. For purposes of determining the number of employees in the top-paid group (but not for purposes of identifying the particular employees therein), or the number of officers taken into account under Subsection (c), below, there shall be excluded those employees who have not completed six months of service; employees who normally work either less than 17 1/2 hours per week or not more than six months during any year; employees who have not attained age 21; and except to the extent provided in

                                                                   Exhibit 10(g)
                                                                   Page 11 of 68

            regulations, employees included in a unit of employees covered by a collective bargaining agreement.

        (c) OFFICERS. The highest paid officer shall always be treated as a Highly Compensated Employee; otherwise the number of officers so treated shall not exceed the lesser of (i) 50 employees or (ii) the greater of three employees or 10 percent of the employees.

        (d) FAMILY MEMBERS. Any individual who is a member of the family (i.e., the spouse, and lineal ascendants or descendants and their spouses) of a Highly Compensated Employee who is either a five-percent owner or one of the ten most highly compensated employees shall not be considered a separate employee and his (or her) compensation (and any applicable contribution or benefit on behalf of such individual) shall be treated as if it were paid to (or on behalf of) such Highly Compensated Employee. This rule shall apply in determining the compensation of (or any contributions or benefits on behalf of) any employee for purposes of any Section of the IRC with respect to which a Highly Compensated Employee is defined by reference to IRC
            Section 414(q) (the provisions of which are set forth in this Section), except as provided in regulations and except in determining the portion of the compensation of a Participant which is under the integration level for purposes of IRC Section 401 (1).

        (e) FORMER EMPLOYEES. A former employee shall be treated as a Highly Compensated Employee if he was a Highly Compensated Employee either
            (i) when he separated from service or (ii) at any time after attaining age 55.

        (f) NONRESIDENT ALIENS. For purposes of this Section, employees who are nonresident aliens and who receive no earned income (within the meaning of Section 911(d)(2) of the IRC) from the Company which constitutes income from sources within the United States shall not be treated as employees.

        (g) SIMPLIFIED METHOD FOR DETERMINING HIGHLY COMPENSATED EMPLOYEES. If an election by the Company under this Subsection applies to any year, in determining whether an employee is a Highly Compensated Employee for such year the first sentence of this Section shall be applied by substituting "$50,000" for "$75,000" and the $50,000 test for the top-paid group shall not apply. Such election shall not apply to any year unless at all times during such year, the Company maintained significant business activities (and employed employees) in at least 2 significantly separate geographic areas, and the Company satisfies such other conditions as the Secretary of the Treasury may prescribe.

        (h) COORDINATION WITH OTHER PROVISIONS. Section 14.02 shall be applied before the application of this Section 1.16.

                                                                   Exhibit 10(g)
                                                                   Page 12 of 68

  1.17 THE TERM "LEASED EMPLOYEE" shall refer to an individual, other than an employee of the Employer or an affiliated employer (the "recipient employer"), who, pursuant to an agreement between the recipient employer and any other person (the "leasing organization") has performed services for the recipient employer (or the recipient employer and related persons determined in accordance with Section 414(n) of the IRC) on a substantially full-time basis for a period of at least one year, and such services are of a type historically performed by employment in the business field of the recipient employer. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer. A leased employee shall not be considered an employee of the recipient employer if:

        (a) such individual is covered by a money purchase pension plan providing:

          (i) a nonintegrated employer contribution rate of at least ten percent of compensation, but including amounts contributed pursuant to a salary reduction agreement which are excludible from the employee's gross income under Section 125, 402(e)(3), 402(h), or 403(b) of the IRC,

          (ii) immediate participation, and

          (iii)  full and immediate vesting; and

       (b) Leased Employees do not constitute more than 20% of the recipient employer's non-highly compensated work force, as defined in Section 414(n)(5)(C)(ii) of the IRC.

 1.18 HOURS OF SERVICE shall refer to the hours for which an Employee is directly or indirectly paid or entitled to payment, for the performance of duties or for a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) during the applicable computation period and such hours shall include any hours for which back pay, irrespective of mitigation of damages, has either been awarded or agreed to; provided, however, no more than 501 Hours of Service shall be credited on account of any single continuous period during which an Employee performs no duties (whether or not such period occurs in a single computation period). An Employee who enters military service and again becomes actively employed upon separation from such service shall be credited with Hours of Service in respect to his period of military service only to the extent and for the purposes required by federal law governing veterans' reemployment rights. Hours shall not be credited for payments made or due under a plan maintained solely for the purpose of complying with applicable workmen's compensation, unemployment compensation, or disability insurance laws, or for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee. In those instances where payroll or other Company records do not reflect the actual

                                                                   Exhibit 10(g)
                                                                   Page 13 of 68

       number of hours worked by an Employee, such Employee shall be credited with 45 Hours of Service for each calendar week that he would be required to be credited with at least one Hour of Service under the preceding portion of this Section. This Section shall be applied, in respect to payments for reasons other than the performance of duties and in respect to crediting of Hours of Service to a particular computation period, in accordance with the rules set forth in Labor Department Regulations
       Section 2530.200b-2(b) and (c), which are incorporated herein by reference.

 1.19 IRC shall refer to the Internal Revenue Code of 1986 as from time to time amended.

 1.20 NORMAL RETIREMENT DATE shall refer to a Participant's sixty-fifth (65th) birthday.

 1.21 1-YEAR BREAK IN SERVICE shall refer to a 12-month consecutive period, commencing with the termination of a Participant's employment as an Employee of the Companies or an Affiliate, during which he has not completed any Hours of Service as an Employee of the Companies or an Affiliate. For purposes of this Section only, Service shall include up to one year of Maternity or Paternity Leave; provided, however, that the Trustees may require the Participant to furnish such timely information as may reasonably be required so as to establish that the absence from work is for Maternity or Paternity Leave and to establish the number of days for which there was such an absence. "Maternity or Paternity Leave" shall mean an absence from work by reason of the pregnancy of the Participant, by reason of the birth of a child of the Participant, by reason of placement of a child with the Participant in connection with its adoption by him or her, or for purposed of caring for such child for a period beginning immediately following such birth or placement.

 1.22 PARTICIPANT shall refer to an Employee eligible under the terms hereof to participate herein whose employment by the Companies has not terminated. Where the context so requires, an individual for whose benefit an account is being maintained under this Plan shall also be deemed to be a Participant.

 1.23 PLAN shall refer to the Aon Employee Stock Ownership Plan set forth in this instrument, as the same may be amended from time to time.

 1.24 PLAN YEAR shall refer to the annual accounting period used by the Trust ending on the last day of December of each year.

 1.25 SERVICE shall refer to the total period of time that an individual has served as an Employee of the Companies (beginning on the date an Employee first performs an Hour of Service and ending on the date on which an Employee quits, retires, is discharged or dies), with the following exceptions and modifications:

                                                                   Exhibit 10(g)
                                                                   Page 14 of 68

       (a) In respect to an individual who is an Employee on January 1, 1983, or who becomes an Employee after January 1, 1983, or who becomes an Employee after January 1, 1983, any period of time immediately preceding the date he became an Employee that he was associated with the Companies as an independent accident and health insurance or life insurance representative shall be counted for the purpose of determining his eligibility to participate hereunder pursuant to
           Section 2.01.

       (b) For the purpose of determining the eligibility of an individual to participate hereunder pursuant to Section 2.01, and his vested interest pursuant to Section 9.02, service as an employee of an Affiliate, or service as an employee in a bargaining unit for which the individual will not be deemed to be an Employee under Section 1.10, shall be deemed to be Service as an Employee of the Companies.

       (c) If an Employee's employment with the Companies is terminated but he is reemployed before he has incurred five 1-Year Breaks in Service, the period commencing with the date his employment terminated and ending with his reemployment date shall be counted as uninterrupted service and employment as an Employee of the Companies for the purpose of determining his eligibility to participate hereunder pursuant to Section 2.01; provided, however, that not more than 12 months of such period shall count as uninterrupted Service for the purpose of determining his vested interest pursuant to Section 9.02.

       (d) For purposes of eligibility under Section 2.01, a year of Service shall refer to a 12-consecutive month period beginning with his employment commencement date (or reemployment commencement date) and each anniversary of such date during which an Employee has 1,000 Hours of Service.

 1.26 STOCK FUND shall refer to the separate fund maintained under this Plan consisting of Employer Securities. Where the content so indicates, the term shall also refer to the Employer Securities held in the Stock Fund.

 1.27 SUBSIDIARY shall refer to such substantially owned subsidiary or subsidiary of Aon that has adopted the Plan herein set forth with the approval of Aon.

 1.28 TRUSTEE shall refer to the Trustee herein originally named and its successor duly appointed or elected pursuant to the provisions of this Agreement and any amendment hereto. The Trustee is designated as the named fiduciary with respect to the control, management and investment of the assets of the Trust for the purposes of ERISA. If there is more than one individual or one or more individuals and a bank acting as Trustees hereunder, the term "Trustee" shall refer to each Trustee or to the Trustees collectively, as the context may require.

                                                                   Exhibit 10(g)
                                                                   Page 15 of 68

 1.29 UNITED STATES for the purposes of this Plan shall include possessions of the United States.

 1.30 VALUATION DATE shall refer to the last business day of each calendar month.

 1.31 VALUE shall refer to the value of Employer Securities. The value of Employer Securities on any particular date shall be the mean of the opening and closing prices of Employer Securities on the New York Stock Exchange on such date and if such date was not a business day of the New York Stock Exchange then on the last day prior to such day which was a business day of the Exchange.

                                                                   Exhibit 10(g)
                                                                   Page 16 of 68

                 SECTION 2 - EMPLOYEES ENTITLED TO PARTICIPATE


 2.01 CONDITIONS OF ELIGIBILITY. Every Employee shall become a Participant as of the first day of the first pay period succeeding the Employee's compliance with the following three requirements:

       (a) He must have completed one year of Service and attained the age of
           21. In determining whether or not an Employee has completed the required year or years of Service, there shall be disregarded, except as provided in the next sentence, Service prior to any break in Service equal to or more than the greater of five 1-year Breaks in Service or his prior completed years of Service. Once an Employee has completed one year of Service, subsequent breaks in Service shall not affect the fact that this requirement has been completed;

       (b) He must be employed within the United States or its possessions on a permanent basis as determined under Section 2.05; and

       (c) He must sign and deliver to the Committee a Designation of Beneficiary in such form as may from time to time be prescribed by the Committee.

       The Committee shall notify all Employees who are eligible to participate in this Trust and shall provide them with a Designation of Beneficiary. Any Employee who does not become a Participant as of the first date on which he would otherwise be eligible, because of employment in a foreign country under Section 2.05, shall become a Participant as of the first day of any succeeding pay period upon compliance with the provisions of this Section 2.01.

 2.02 TERMINATION OF EMPLOYMENT. Any Participant whose employment with the Companies is terminated for any reason whatsoever, shall cease to be eligible to participate hereunder, except to the extent he or his beneficiary shall have the right to receive payments from his individual accounts as provided in Section 8 hereof. Except as provided in Section 8.04, any Participant whose employment with the Companies is terminated shall, in the event of his later reemployment, become a Participant on the first day of the next day period. If a reemployed Employee, by such action, again becomes a Participant in the Plan Year his employment terminated, and he remains a Participant through the last day of that Plan Year, he shall be entitled to share in the Companies' contribution, and the forfeitures, for that Plan Year in accordance with Section 4.02(a). Any person who has ceased to be a Participant hereunder by virtue of termination of his employment and for whom the Trustee continues to hold a portion of his account shall continue to share in net earnings and valuation adjustments (as provided in Section 8.07 hereof) as though he were a Participant.

                                                                   Exhibit 10(g)
                                                                   Page 17 of 68

 2.03 LEAVE OF ABSENCE. Any Participant obtaining a leave of absence from the Company because of illness, disability (except permanent disability, provision for which is made in Section 8.02 hereof) or national emergency requiring governmental, military, or naval service subsequent to the execution of this agreement or for any other reason, shall continue to participate in this Trust and shall not be deemed to have his employment terminated. The Companies agree to adopt a uniform policy with reference to the granting of leaves of absence. Such policy shall be applied without individual selection or discrimination in all cases involving the same, or substantially the same, facts. The Companies shall provide the Committee with all information with reference to leaves of absence. The determination made by or caused to be made by the Companies shall be conclusive and binding upon all persons having any interest in the Trust.

 2.04 TRANSFER TO AN AFFILIATE. If a Participant is transferred to the employment of an Affiliate, he shall be deemed to be on leave of absence during such time as he is an Employee of the Affiliate.

 2.05 TRANSFER TO A FOREIGN COUNTRY. The determination of when an Employee is employed within the United States on a permanent basis, when a transfer from the United States is or becomes permanent, and when a transfer to or from the United States is temporary, shall be made by the Company and such determination shall be conclusive and binding on all persons having any interest in the Trust. If he is transferred from the United States on a temporary basis, he shall be deemed to continue as being employed within the United States on a permanent basis until such time as his transfer becomes permanent.

 2.06 EMPLOYMENT IN BARGAINING UNIT. An individual in a bargaining unit who is not deemed to be an Employee by reason of Section 1.10 shall not be eligible to participate hereunder and shall not be entitled to make contributions hereunder. Notwithstanding the foregoing, his Service in such bargaining unit shall be counted for the purpose of determining his eligibility to participate pursuant to Section 2.01, and if a Participant becomes ineligible to participate hereunder by reason of employment in such bargaining unit, his Service in such bargaining unit shall be counted for the purpose of determining his nonforfeitable interest under
       Section 9.

 2.07  INELIGIBLE PERSONS.  Notwithstanding the foregoing provisions of this
       Section 2, no portion of the assets of the Plan attributable to (or allocable in lieu of) Employer Securities acquired by the Plan in a sale to which IRC Section 1042 or IRC Section 2057 applies may accrue (or be allocated directly or indirectly under any Plan of the Companies) for the benefit of the following persons during the 10-year non-allocation period at IRC Section 409(n)(3)(C):

       (a) Any shareholder of the Company of any decedent of the executor who has made the election permitted under Section 1042 or a qualified sale under Section 2057 of the IRC,

                                                                   Exhibit 10(g)
                                                                   Page 18 of 68

       (b) Any person who is related (within the meaning of Section 267(b) of the IRC) to such shareholder or the decedent, other than lineal descendants whose aggregate amount allocated during the non-allocation period does not exceed more than five percent of the Company securities held by the Plan which are attributable to a sale within Section 1042 of the IRC by a person related to such descendants, pursuant to Section 409(h)(3)(A) of the IRC, or

       (c) Any person who owns (after application of Section 318 of the IRC without regard to the employee trust exception under Section 318(a)(2)(B)(i)) more than 25% of any class (or the value of any class) of outstanding Company stock (within the meaning of Section 409(1) of the IRC) within the one-year period ending on the date of sale.

                                                                   Exhibit 10(g)
                                                                   Page 19 of 68

                           SECTION 3 - CONTRIBUTIONS


 3.01  CONTRIBUTIONS BY COMPANIES.

       (a) AGGREGATE CONTRIBUTION. For the Plan Year ending December 31, 1989, and for each Plan Year thereafter, the Companies, in total, shall pay to the Trustee the amount set forth below. The aggregate contribution of the Companies for Employees shall be an amount equal to the sum of
           (i), and (ii) below, for Participants with 1,000 Hours of Service (including annualized service) employed by the Company on the last day of the Plan Year.

          (i) Such amount as may be determined at the discretion of the Board. The portion of the contribution made on behalf of each group of employees need not be pro rata but may be based upon such factor as the Board shall deem relevant, including geographical location, job description or earnings, as the Board in its sole discretion shall decide; provided, that any such group shall be selected in a manner that does not discriminate in favor of Highly Compensated Employees.

          (ii) In addition to the amounts contributed under (i) above, any additional amount as may be needed (after taking into account dividends under Section 4.06(d)) to provide the Trustees with sufficient funds to pay any maturing obligations under Acquisition Loans.

          (iii) If contributions under (i) are not pro rata, then allocations, contributions, and other calculations (other than forfeitures) under the Plan may be adjusted to take this factor into account.

       (b) ALLOCATION AND POSSIBLE REDUCTION OF AGGREGATE CONTRIBUTION. Each of the Companies' share of the aggregate contribution describes in
           Section 3.01(a) shall be equal to the amount of such contribution as will be allocated to the individual accounts of Participants who are employed by it pursuant to Section 4.02 (a). If, during any Plan Year, any Participant is employed by more than one Company that has adopted this Plan, the amount allocable to such Participant's account may be allocated among such Companies in the proportion of Compensation paid by each during the Plan Year in respect to which the contribution is made. The Trustee shall be under no duty or obligation to inquire into the correctness of the amount of the contribution nor shall the Trustee be obligated to institute any legal action to compel the Company to make any contribution.

 3.02 DATE OF CONTRIBUTION. For the purposes of this Agreement, the date of any contribution will be deemed to be the last day of the Plan Year for which the contribution is made, even though received by the Trustee at a later or earlier date.

                                                                   Exhibit 10(g)
                                                                   Page 20 of 68

  3.03 FORM OF CONTRIBUTION. The contribution of a Company shall be made in the form of Employer Securities having a Value equal to the amount set forth at Section 3.01, or in the form of cash including a check. Any contribution made in the form of cash may be used to acquire Employer Securities or to make payments on Acquisition Loans.

  3.04 COMBINED LIFE INSURANCE COMPANY OF NEW YORK. The contribution of Combined Life Insurance Company of New York shall take into account the contribution of such Subsidiary under the Aon Savings Plan, as amended from time to time, as may be required under relevant Federal and State laws.

                                                                   Exhibit 10(g)
                                                                   Page 21 of 68

                     SECTION 4 - ALLOCATION OF TRUST FUNDS


 4.01 ESOP ACCOUNT. The Committee shall maintain a separate account in the name of each Participant to be known as the Participant's "ESOP Account." A Participant's ESOP Account shall consist of the sum of two sub-accounts, his "Stock Sub-Account" under Section 4.02 and his "General Sub-Account" under Section 4.03.

 4.02 STOCK SUB-ACCOUNT. The Committee shall maintain a separate sub-account in the name of each Participant, to be known as his "Stock Sub-Account." The Committee shall post to such sub-account for each Participant the following:

       (a) For each Participant who has earned 1,000 Hours of Service (including annualized service) for the Plan Year and who is employed by the Company on the last day of such Plan Year, his share of Employer Securities contributed, acquired or released under Sections 3.01 and
           3.03 and forfeitures from the Stock Sub-Accounts. The Stock Sub-Account of each Participant whose Compensation is taken into account under Section 3.01 in figuring the amount of the contribution by the Company shall receive a portion of such Employer Securities in proportion to the ratio of the Compensation of the Participant for the Plan Year to the aggregate Compensation of all Participants. For these purposes, Compensation shall mean Compensation earned during periods of Plan participation. Such share shall include fractional shares, calculated based upon using four(4) decimal places.

       (b) As of each Valuation Date any additions or deductions arising out of net earnings and valuation adjustments resulting from the operation of Section 8.07 of this Trust Agreement.

       (c) As of each Valuation Date, any additions arising out of transfers of Employer Securities from the General Fund resulting from the operation of Section 5.05 of this Trust Agreement.

       (d) Any withdrawals or other payments chargeable to such sub-account.

       (e) As of each Valuation Date, each Participant's share of Employer Securities released pursuant to payment of Acquisition Loans from dividends under Section 4.06 and from Company contributions and earnings thereon in the General Fund; provided, however, that Employer Securities released per application of dividends shall be allocated as provided under Section 4.06 and shares released per application of prior Company contributions and earnings thereon shall be accounted for as provided in the formula at Section 5.05.

                                                                   Exhibit 10(g)
                                                                   Page 22 of 68

  4.03 GENERAL SUB-ACCOUNT. The Committee shall also maintain a separate sub-account in the name of each Participant, to be known as his "General Sub-Account," and the Committee shall post to such sub-account of each Participant the following:

       (a) For each Participant who has earned 1,000 Hours of Service (including annualized service) for the Plan Year and who is employed by the Company on the last day of such Plan Year, his share of any cash contribution not used to acquire Employer Securities under Section
           3.03 prior to allocation hereunder. Such contribution and forfeitures from the General Sub-Accounts shall be allocated among the Participants in the same manner as Employer Securities under Section 4.02(a).

       (b) As of each Valuation Date, any additions or deductions arising out of net earnings and valuation adjustments resulting from the operation of Section 8.07 of this Trust Agreement.

       (c) As of each Valuation Date, any deductions arising out of transfers of Employer Securities to the Stock Fund resulting from the operation of
           Section 5.05 of this Trust Agreement.

       (d) Any withdrawals or other payments chargeable to such sub-account.

 4.04 RECORDS AND ACCOUNTING. Books of account, forms, and accounting methods used in the administration of the ESOP Fund shall be subject in all respects to the supervision of the Committee, and if at any time the Committee shall determine that the accounting methods are not fair and equitable to all Participants, the Committee shall have the right to make whatever adjustments are necessary in the accounting methods to carry out this Agreement. Employer Securities shall be accounted for separately from other contributions to the Trust. In the event an erroneous amount is posted to a Participant's account for any year, the Committee may, at the time such error is discovered, correct such error by making such adjustments in allocating contributions, forfeitures and earning and valuation adjustments as they may deem fair and equitable, without the necessity of making retroactive adjustments in the accounts of Participants. The Committee shall furnish each Participant a record of his account which shall include the number of Employer Securities, including fractional shares, allocated to his Stock Sub-Account.

 4.05  DESIGNATION OF BENEFICIARY.

       (a) Each Participant shall have the right to designate the Beneficiary or Beneficiaries who are entitled to receive any amount or benefit in case of the Participant's death and shall have the right at any time prior to final distribution of his accounts to change the Beneficiary of Beneficiaries theretofore designated by him by filing a new designation; provided, however, that such Beneficiary shall be deemed to be the surviving spouse of such

                                                                   Exhibit 10(g)
                                                                   Page 23 of 68


           Participant unless a spousal consent under Subsection 4.05(b) has been signed by the surviving spouse. Each such new designation shall completely revoke all designations previously filed by the same Participant. All designations shall be in writing and filed with the Committee and may be included in the Designation of Beneficiary, or in such other form or forms as the Committee shall require. The Trustee, at the discretion of the Committee, shall make settlement hereunder at the time of the Participant's death with such Beneficiary of Beneficiaries as shall be designated by said Participant.

       (b) Any designation of a Beneficiary other than his spouse by the Participant shall not take effect unless the spouse consents to such designation. Such consent must acknowledge the effect of such designation, shall be a consent to a specific Beneficiary and to a specific form of benefit, and be witnessed by a Plan representative or a notary public. Any consent shall be effective only as to such spouse. Such designation of a Beneficiary shall take effect without the spousal consent only if it is established to the satisfaction of a Plan representative that the consent may not be obtained because there is no spouse, because the spouse cannot be located, or because of such other circumstances as the Secretary of the Treasury may by regulations prescribe.

 4.06  ALLOCATIONS OF DIVIDENDS ON EMPLOYER SECURITIES.

       (a) CASH DIVIDENDS. Except as provided in Subsection (d), dividends received from the Company in cash shall be deposited in the General Fund and credited to the General Sub-Accounts of the Participants to the extent applicable to the share allocated to their respective Stock Sub-Accounts, and, to the extent applicable to shares held in the General Fund or the Financed Shares held in the suspense account in the Stock Fund, such dividends shall be credited as income of the General Fund.

       (b) STOCK DIVIDENDS. Stock dividends attributable to Employer Securities held in the General Fund or in the suspense account in the Stock Fund shall be deposited in the General Fund and credited as income of the General Fund. Stock dividends attributable to Employer Securities held in the Stock Fund and allocated to the Participants' Stock Sub-Accounts shall be deposited in the Stock Fund and allocated to the Participants' Stock Sub-Accounts in proportion to the shares held in each Sub-Account.

       (c) DISTRIBUTION TO PARTICIPANTS. Any cash dividends received by the Plan on shares of Employer Securities allocated to Participants' Stock Sub-Accounts may be paid currently (or within ninety (90) days after the close of the Plan Year in which paid) in cash to such Participants (who are still employees) or their Beneficiaries on a nondiscriminatory basis, as determined by the Trustees. Such distribution of cash dividends to Participants may be limited to shares of Employer Securities which are then vested (under Section 9) or

                                                                   Exhibit 10(g)
                                                                   Page 24 to 68


           may be applicable to all shares allocated to their respective Stock Sub-Accounts, as determined by the Committee.

       (d) LOAN PAYMENTS. Dividends may be used to make payments on Acquisition Loans, at the discretion of the Company, to the extent that a deduction is allowable therefor under Section 404(k) of the IRC as amended from time to time. Financed Shares in the suspense account which are released pursuant to dividends on Employer Securities being used to make payments on Acquisition Loans shall be allocated as follows:

           (i) For dividends on allocated Employer Securities in the Stock Fund, an amount of released shares equal in fair market value to the amount of such dividends shall be allocated to the respective Stock Sub-Accounts of those Participants upon whose allocated shares the dividends were paid.

           (ii) For dividends on unallocated Employer Securities in the suspense account, the released shares shall be allocated to the Stock Sub-Accounts of Participants pursuant to their relative Compensation in the same manner as under Section 4.02(a).

           (iii) For dividends on Employer Securities in the General Fund, the released shares shall be allocated in the same manner as under Paragraph (i).

           (iv) Released shares under Paragraph (i), to the extent they exceed the amount of such dividends in fair market value, shall be allocated as under Paragraph (ii); provided, however, that if such shares are less in fair market value than the amount of the dividends on allocated Employer Securities used to make payments on Acquisition Loans, the balance of the released shares allocable to the Stock Fund under Paragraph (i) shall be allocated first from shares released under Paragraph (ii) and then if necessary under Paragraph (iii). Any remaining shares needed in order to comply with Paragraph (i) shall be acquired with assets in the General Fund.

           (v) Shares released due to payments on Acquisition Loans financed by dividends under Paragraphs (ii) and (iii) declared during the first six months of the Plan Year shall be allocated to the Stock Sub-Accounts of Participants employed by the Company on the last day of the prior Plan Year. Shares released due to payments on Acquisition Loans financed by other dividends under Paragraphs (i), (ii) and (iii) declared during the Plan Year shall be allocated to the Stock Sub-Accounts of Participants employed by the Company on the last day of the current Plan Year.

                                                                   Exhibit 10(g)
                                                                   Page 25 of 68


 4.07 ALLOCATION OF FINANCED SHARES. Financed Shares shall initially be credited to a suspense account in the Stock Fund and shall be allocated to the Stock Sub-Accounts of Participants only as released upon payment of Acquisition Loans. The number of Financed Shares to be released for each Plan Year shall be based upon a ratio approved in regulations and rulings issued by the Secretary of the Treasury or his delegate. The shares so released shall be allocated to the Participants' Stock Sub-Accounts as provided at Sections 4.02(a), 4.06(d) and 5.05.

 4.08 ALLOCATION OF PURCHASED EMPLOYER SECURITIES OTHER THAN FINANCED SHARES. The Trustees may purchase Employer Securities using funds of the General Fund in which case such shall be considered an investment of the General Fund. The Trustees from time to time may, at their discretion, allocate some or all of the shares of Employer Securities held in the General Fund to the Participants. In the event of any such allocation, the shares so allocated shall be transferred from the General Fund to the Stock Fund and allocated to the Participants' Stock Sub-Accounts in proportion to their respective General Sub-Account balances at the time.

 4.09 DETERMINATION OF COMPENSATION. The Company shall furnish to the Trustees information as to the Compensation of a Participant for each Plan Year, and, for the purposes of this agreement, the Trustees shall accept such information furnished by the Company as correct, and the amount of the Compensation as so certified to the Trustees by the Company shall be binding and conclusive on all persons whomsoever, unless a Participant files a written objection with the Trustees to the Compensation so certified within thirty (30) days from the date he has been notified thereof.

                                                                   Exhibit 10(g)
                                                                   Page 26 of 68

                            SECTION 5 - INVESTMENTS

 5.01 PRIMARY PURPOSE. This Plan is designed to invest primarily in Employer Securities under Sections 4975(e) of the IRC and Section 407(d) of ERISA. Investment by the Trustees of the Stock Fund and of the General Fund shall be made pursuant to such primary purpose set forth in the preceding sentence; provided, that all investments shall comply with Section 404 of ERISA.

 5.02 INVESTMENT OF THE STOCK FUND. The assets of the Stock Fund shall be invested solely in Employer Securities, including stock dividends and stock splits on such Employer Securities. Employer Securities in the Stock Fund shall not be sold except to provide funds for Participants receiving a cash distribution under Section 8.09(b) and (c). The Trustee shall have full power and authority to receive, collect, receipt for, manage, and care for all Employer Securities in the Stock Fund as a single fund. Any other assets transferred to the Plan, including items received with regard to Employer Securities such as cash dividends and stock rights, shall be held in the General Fund.

 5.03 INVESTMENT OF THE GENERAL FUND. The Trustee shall have full power and authority to receive, collect, receipt for, hold, manage, and care for all amounts held, paid and contributed to the General Fund, and the proceeds thereof and the income and profits therefrom, as a single fund, and to invest and reinvest the same or any part thereof in bonds, notes, conditional sales contracts, debentures, stocks, obligations of the United States and any other security or interest in income-producing
       property   as the Trustee may deem advisable.  Employer Securities
       acquired by the General Fund shall not be allocated among the accounts of the Participants but shall be accounted for like any other asset of the General Fund. The Trustee is further authorized and empowered to sell, exchange, convert, or transfer any property of the Trust; to sell covered stock options; to retain uninvested for such time as the Trustee deems for the best interest of the Trust any cash held in the Trust not otherwise required to be invested in Employer Securities, to exercise or dispose of all rights accruing to the holders of any securities; to join in, by deposit, pledge, or otherwise, any plan of reorganization or other means of protecting and dealing with securities; and to compromise, adjust, and settle, all claims of or against said Trust at such amounts and upon such terms as they deem advisable.

 5.04  INVESTMENTS NOT ALLOCATED TO SEPARATE ACCOUNTS.  Except as provided in
       Section 7.11, all right, title and interest in and to the assets and investments of the Trust shall be vested in, and reside exclusively in, the Trustee, and no Participant shall have any right, title, or interest in or to the assets or investments of the Trust except to have the same held, invested, and applied in accordance with the provisions of this agreement. The maintenance of a separate account for each Participant, as heretofore provided, shall not require the allocation of or

                                                                   Exhibit 10(g)
                                                                   Page 27 of 68


       segregation of assets to each such account, but the creation of such accounts is primarily for accounting purposes.

 5.05 PURCHASE OR SALE OF CONTRIBUTED EMPLOYER SECURITIES. The Trustee may acquire or sell Employer Securities with funds in the General Fund. Such transactions may be entered into so as to acquire Employer Securities to be distributed to a retired or terminated Participant who decides to take stock or because of needed liquidity, or for any other reason in the discretion of the Trustee. Also at the discretion of the Trustee, at appropriate intervals all or a portion of the Employer Securities in the General Fund may be transferred to the Stock Fund and shall thereafter be accounted for as part of the Stock Fund. Upon any transfer of Employer Securities from the General Fund to the Stock Fund, the General Fund shall be charged with the Value of such Employer Securities as of the relevant Valuation Date, and each Participant's General Sub-Account shall bear a portion of such charge based upon his balance in his General Sub-Account compared to the total balance in the General Fund; each Participant's Stock Sub-Account shall then be credited with the same amount as was charged against his General Sub-Account, and such credit shall determine the number of shares (or fractional shares) to be allocated to his Stock Sub-Account. The Trustee may sell Employer Securities in the Stock Fund only as provided in the following sentence. If a cash distribution is made to a retired or terminated Participant or to a Beneficiary pursuant to Section 8.09(b) and (c), the Employer Securities allocated to his Stock Sub-Account may be sold by the Trustees or may be instead transferred to the General Fund to be accounted for thereafter like any other asset of the General Fund. If such individual demands Employer Securities and a stock distribution is made to him pursuant to Section 8.09(d), then any Employer Securities distributed in addition to the number of shares in the Participant's Stock Sub-Account shall be taken from Employer Securities held in the General Fund.

 5.06 ACQUISITION LOANS. The Trustee may incur Acquisition Loans from time to time to finance the acquisition of Employer Securities (Financed Shares) for the Plan or to repay a prior Acquisition Loan. An installment obligation incurred in connection with the purchase of Employer Securities shall constitute an Acquisition Loan. An Acquisition Loan shall be for a specific term, shall bear a reasonable rate of interest and shall not be payable on demand except in the event of default. The terms of the loan, whether or not between independent parties, must, at the same time the loan is made, be at least as favorable to the Plan as the terms of a comparable loan resulting from arm's-length negotiations between independent parties. An Acquisition Loan may be secured by a collateral pledge of the Financed Shares so acquired. No other Plan assets may be pledged as collateral for an Acquisition Loan, and no lender shall have recourse against Plan assets other than any Financed Shares remaining subject to pledge. In the event of a default, the value of the Plan assets transferred in satisfaction of the loan must not exceed the amount of default. Any pledge of Financed Shares must provide for the release of shares so pledged as payments on the Acquisition Loan are made by the Trustee and such Financed Shares are

                                                                   Exhibit 10(g)
                                                                   Page 28 of 68


       allocated to Participants' Accounts (as provided in Section 4.07). Repayments of principal and interest on any Acquisition Loan shall be made by the Trustees only from Company contributions paid in cash to enable the Trustees to repay such Loan, from dividends under Section 4.06(d) and from earnings attributable to such Company's contributions and dividends, and from the proceeds of Acquisition Loans.


 5.07  DIVERSIFICATION OF INVESTMENTS BY QUALIFIED PARTICIPANTS.

       (a) Each Qualified Participant may elect within ninety (90) days after the close of each Plan Year in his Qualified Election Period to direct the Trustees as to the investment of twenty-five percent (25%) of his Stock Sub-Account in the Plan, to the extent that such portion exceeds the amount to which a prior election under this Section applies. This election shall apply, at the option of the Participant, to all funds subject to both the current election and to a prior election, and only one election per year shall be allowed.

       (b)  The following rules shall apply to this Section:

            (i) A "Qualified Participant" means any Employee (or former Employee) who has completed at least ten years of participation in the Plan and has attained age 55.

            (ii) A Participant's "Qualified Election Period" means the six-Plan Year period beginning with the later of (A) the first Plan Year in which the individual became a Qualified Participant or (B) the first Plan Year beginning after December 31, 1986.

            (iii) In the case of the election year in which the Participant can make his last election, "fifty percent (50%)" shall be substituted for the aforesaid "twenty-five percent (25%)."

            (iv) The requirements of this Section shall be satisfied if the Participant has the right to demand that the portion of his Accounts covered by the election (or by a prior election) be transferred to a plan qualified under the IRC, to be invested in one or more of three sub-funds, said sub-funds to be differentiated by the investments therein ranging from assets less subject to fluctuations in value and with more stable earnings yield to assets more subject to fluctuations in value and with less stable earnings.

            (v) Within ninety (90) days after the aforesaid ninety (90)-day election period, the Trustees shall invest the portion of his Company Stock Account covered by the election as directed by the Participant pursuant to his election.

                                                                   Exhibit 10(g)
                                                                   Page 29 of 68


            (vi) This section shall apply only to Employer Securities acquired after December 31, 1986, and whose value on the Valuation Date immediately preceding the first day on which a Qualified Participant is eligible to make a diversification election is more than $500.

                                                                   Exhibit 10(g)
                                                                   Page 30 of 68

                   SECTION 6 - PROVISIONS RELATING TO TRUSTEE

 6.01 APPOINTMENT OF TRUSTEE AND SUCCESSORS. There shall at all times be one or more Trustees acting hereunder. Such Trustee or Trustees shall be appointed by the Board and the Board has duly appointed the Trustee executing this agreement. The Board shall have the right at any time, and from time to time, to remove any Trustee or successor Trustee. Each Trustee or successor Trustee shall serve until such time as he shall resign or be removed by the Board and until his successor is appointed. In the event of the death, resignation, or removal of any Trustee acting hereunder, the Board shall appoint a successor to fill such vacancy and such successor Trustee, upon accepting such appointment by an instrument in writing delivered to Aon, shall, without further action on his part, become vested with all the estate, rights, powers, discretions, and duties of his predecessor Trustee with like effect as if originally named as Trustee hereunder. Any Trustee acting hereunder shall have the right at any time, by sixty (60) days written notice to Aon, to resign as a Trustee hereunder. By written acceptance of a resignation, Aon may waive the 60 day notice.

 6.02 FEES AND EXPENSES OF TRUSTEE. The Trustee shall be paid such reasonable compensation as shall from time to time be agreed upon by Aon and the Trustee except that no person so serving shall be entitled to receive compensation where he received full-time pay from the Companies. The Trustee, in addition, shall be reimbursed for any reasonable expenses, including reasonable counsel fees and investment manager fees, incurred by it in the administration of the Trust.

 6.03 PAYMENT OF COSTS, FEES, AND EXPENSES. Expenses arising form the operation of the ESOP Fund, including compensation payable to the Trustee, shall be payable from the ESOP Fund. In construing the foregoing, the following shall be understood: (a) expenses incurred in connection with transactions involving the purchase or sale of investments shall be added to the cost of such investment or deducted from the sale price thereof as the case may be; and (b) nothing contained herein shall preclude the Companies, by agreement or otherwise, from paying expenses not attributable to them hereunder.

 6.04 UNCERTAIN DISTRIBUTION. In the event any question or dispute shall arise as to the proper person or persons to whom any payment shall made, the Trustee may withhold such payment until a determination of such question or dispute shall have been made, or the Trustee shall have been adequately indemnified against loss to its satisfaction.

 6.05 LIABILITY. No Trustee shall ever be liable for any act or default by any predecessor Trustee, nor shall any successor Trustee or Trustees acting hereunder be under any duty to examine into or take any action with reference to the accounts or any prior Trustee heretofore acting hereunder. All contributions and other monies received by the Trustee shall be held for the exclusive benefit of the

                                                                   Exhibit 10(g)
                                                                   Page 31 of 68


       Participants and their Beneficiaries and for the payment of such administrative expenses as may be provided for hereunder. The Trustee shall be accountable for all such contributions and other monies, but shall have no duty to determine that the amounts of the contributions comply with the provisions of the Plan.

 6.06 LEGAL ACTION. The Trustee shall at no time be obliged to institute any legal action or to become a party to any legal action unless it shall have been indemnified to its satisfaction for any fees, costs, and expenses to be incurred in connection therewith.

 6.07 MANNER OF ACTION. Except as provided for in Section 6.08, if there is more than one Trustee, all decisions by the Trustees pertaining to the management of the Trust and their duties and powers, shall be made by the decision of the majority of the Trustees, and the action of the majority of the Trustees shall be binding upon all of the Trustees and have the same effect as an action, or decision, of all the Trustees.

 6.08 ALLOCATION OF DUTIES. If there is more than one Trustee of the Trust, one of which may or may not be a bank, they may agree among themselves by unanimous consent that one or more (but less than all) of the Trustees shall be responsible for performing one or more of the duties and powers prescribed to the Trustee under this Agreement. Such Agreement shall be in writing and shall be signed by all of the Trustees, and shall be transmitted to the Executive Committee of Aon, who by its action, or by action of the Board, may order at any time that such Agreement be terminated. Such Agreement may also be terminated by any one of the Trustees giving written notice to the other Trustees that he desires the Agreement to be terminated.

 6.09 LIMITATION ON LIABILITY. To the extent permitted by law, each person serving as a Trustee without compensation shall be relieved and released from all personal liability by reason of any act or failure to act on his part, except to the extent such act or failure to act was a result of fraud or gross negligence.

 6.10 INDEMNITY. Each person serving as a Trustee without compensation (and their respective assigns, heirs, executors and administrators) shall be entitled to be indemnified by Aon against all costs and expenses reasonably incurred by or imposed upon him in connection with or resulting from any action, suit or proceeding or threat thereof, to which he may be made a party by reason of his serving as a Trustee, except in relation to matters as to which a recovery shall be had against him by reason of his having been finally adjudged in such action, suit or proceeding to have committed a fraudulent act or omission. The foregoing right to indemnity shall include reimbursement of the costs and expenses paid in settling any such action, suit or proceeding or threat thereof when if appears to Aon that the Trustee did not commit a fraudulent act or omission.

                                                                   Exhibit 10(g)
                                                                   Page 32 of 68


 6.11 DISBURSEMENTS. The Trustee shall make such disbursements or payments from the ESOP Fund as may be directed by the Committee. Any such directions shall be in writing and signed by a member of the Committee or the Secretary of the Committee. The Trustee shall have no duty or obligation to inquire into the propriety of any payment directed by the Committee but may conclusively presume that the payment is authorized by the terms of the Plan; however, this Section shall in no event be construed as granting the Committee any authority to manage, control, or invest the assets of the Trust but is intended solely to facilitate the administration of the Plan by the Committee.

 6.12 REPORTS. The Trustee shall maintain accurate and detailed records and accounts of all investments, receipts, disbursements and other transactions hereunder, and all accounts, books and records relating thereto shall be open at all reasonable times to inspection and audit by any person or persons designated by Aon or the Committee. Within sixty
       (60) days following the close of each Plan Year (or following the close of such other periods as may be agreed upon by the Trustee and Aon) the Trustee shall file with Aon a written account setting forth a description of all Employer Securities and other property purchased and sold, all receipts, disbursements and other transactions affected by it during such period, and listing the Employer Securities and other property held by it at the end of such period, at their cost and fair market values. Aon may approve such accounting by written notice of approval delivered to the Trustee or by failure to express objection to such accounting in writing delivered to the Trustees within eight (8) months from the date upon which the accounting was delivered to Aon. Upon receipt of a written approval of the accounting, or upon the passage of said period of time within which objections may be filed, without written objections having been delivered to the Trustee, such accounting shall be deemed to be approved, and the Trustee shall be released and discharged as to all items, matters and things set forth in such accounting as if such accounting had been settled and allowed by a decree of a court of competent jurisdiction in any action or proceeding in which the Trustee, Aon, and all persons having or claiming to have any interest in the Trust Fund or under the Plan, were parties. The Trustee, nevertheless, shall have the right to have its accounts settled by judicial proceedings if it so elects, in which event only the Trustee and Aon shall be necessary parties. Nothing contained in this paragraph shall relieve the Trustee from any responsibility or duty under ERISA and any subsequent amendment thereto.

 6.13 ADDITIONAL POWERS OF TRUSTEE. The Trustee shall have exclusive authority and discretion to manage and control the Trust Fund which shall constitute all of the assets of the Plan. Pursuant thereto, and in addition to the other powers granted by this Agreement, the Trustee shall be authorized and empowered:

       (a) To sell, exchange, transfer, or otherwise dispose of any property held by it, by private contract or at public auction, and no person dealing with the Trustee shall be bound to see the application of the purchase money or to

                                                                   Exhibit 10(g)
                                                                   Page 33 of 68


            inquire into the validity, expediency, or propriety of any such sale or other disposition;

       (b) To make, execute, acknowledge, and deliver any and all documents of transfer and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted;

       (c) To register any investment held for either Fund in its own name or in the name of a nominee and to hold any investment in bearer form, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust Fund;

       (d) To manage, administer, operate, lease for any number of years, develop, improve, repair, alter, demolish, mortgage, pledge, grant options with respect to, or other wise deal with any real property or interest therein at any time held by it;

       (e) To employ suitable agents and persons to render it services and advice in connection with its responsibilities and to pay their reasonable expenses and compensation;

       (f) To settle, compromise, or submit to arbitration, any claims, debts, or damages, due or owing to or from the Trust, to commence or defend suits or legal proceedings and to represent the Trust in all suits or legal proceedings;

       (g) To enter into any covenants or agreements binding the Trust with regard to any securities or other property held by it as Trustee; and

       (h) To borrow or raise monies for the purposes of the Trust and for any such so borrowed to issue its promissory note as Trustee and to secure the repayment thereof by pledging all or any part of the assets of the Trust, but nothing herein contained shall obligate the Trustee to render itself liable individually for the amount of any such borrowing; and no person loaning money to the Trustee shall be bound to see to the application of the money loaned or to inquire into the validity , expediency, or propriety of any such borrowing.

 6.14 INVESTMENT MANAGER. The Trustees are hereby expressly authorized, in their discretion, to delegate the investment powers granted to them by this agreement to an investment manager provided such investment manager meets all the requirements set forth in Section 3(38) of ERISA. In the event of the delegation of their investment powers as above provided, the Trustees shall have no duty or obligation to supervise or control in any way the investments made and shall in no way be liable or responsible on account of any investments made or retained by the investment manager, whether or not such investments are authorized by this agreement, or for any acts or omissions of the investment manager.

                                                                   Exhibit 10(g)
                                                                   Page 34 of 68

                     SECTION 7 - ADMINISTRATION OF THE PLAN


 7.01 COMMITTEE. The Board shall appoint a Committee consisting of not less than three (3) nor more than seven (7) members. Any person appointed a member of the Committee shall signify his acceptance by filing written acceptance with the Board. The members of the Committee shall serve without compensation for their services. The term of the members of the Committee shall commence with the date of their appointment and continue at the convenience of the Board. Any member of the Committee may resign by delivering his written resignation to the Company, and such resignation shall become effective at delivery or at any later date specified therein.

 7.02 DUTIES OF COMMITTEE. The Committee shall have those duties prescribed to it elsewhere in this Agreement, and shall be responsible for the general administration of the Plan except where duties in connection with such general administration have been prescribed to others under this Agreement. The Committee shall not incur expenses on behalf of the Plan or Trust except with the consent of Aon.

 7.03 CHAIRMAN AND SECRETARY. The members of the Committee shall elect a chairman from their number, and a secretary who may be but need not be one of the members of the Committee.

 7.04 MEETINGS AND QUORUM. The Committee shall hold meetings upon such notice, at such place or places, and at such time or times as it may from time to time determine. A majority of the members of the Committee at the time in office shall constitute a quorum for the transaction of business. All resolutions or other actions taken by the Committee at any meeting shall be by the vote of a majority of the members of the Committee present at the meeting. Actions may be taken by the Committee without a meeting where such actions are consented to in writing by the entire Committee.

 7.05 ALLOCATION OF DUTIES. The Committee, by its action, may allocate its fiduciary responsibilities among its members, and may designate persons other than its members to carry out its fiduciary responsibilities. The Committee, individual members of the Committee allocated specific fiduciary responsibilities, and persons other than members of the Committee designated to carry out specific fiduciary responsibilities, may employ one or more persons to render advice with respect to their responsibilities. If the Committee has allocated a specific fiduciary responsibility among its members, or has designated persons other than its members to carry out a specific fiduciary responsibility, it shall do the following things: (a) it shall make as a condition of such allocation or designation the fact that the Committee may terminate the allocation or designation at will; and (b) it shall report such allocation or designation to the Executive Committee of Aon

                                                                   Exhibit 10(g)
                                                                   Page 35 of 68

       who by its action, or by action of the Board, may order that such allocation or designation be terminated in which case it shall be done as soon as practicable.

 7.06 AON. Aon shall have the responsibility for hiring personnel in connection with the administration of the Plan (who shall be employees of Aon), and persons to perform services in connection with the administration of the Plan on an ad hoc basis, as may be required to carry out the provisions of the Plan. In accordance with the exercise of such responsibility, Aon may employ a manager for the Plan, clerical help, accountants, investment consultants, management consultants, public relations consultants, attorneys (who may be counsel for Aon) and other individuals as may be necessary.

 7.07 RULES AND INTERPRETATION. The Committee may, from time to time, establish rules and procedures for administration of the Plan not inconsistent with the Plan's provisions, and administer the Plan in accordance with such provisions and such rules and procedures. The Committee shall have the exclusive right and discretionary authority to construe the terms and provisions of the Plan, including without limitation, the power to construe or interpret disputed, ambiguous or uncertain terms, and such other powers as may be necessary to carry out the provisions of the Plan. The Committee shall also have the discretionary authority to determine all questions relating to the eligibility of Employees to participate in the benefits of the Plan and the amount of such benefits, and resolve all questions pertaining to the administration, interpretation and application of the Plan provisions. Actions taken in good faith by the Company, the Committee or an Employer shall be conclusive and binding on all interested parties as to all questions of interpretation and application under this Plan and as to all other matters arising out of the administration thereof, and shall be given the maximum possible deference allowed by the law.

 7.08 LIMITATIONS ON LIABILITY. To the extent permitted by law, each member of the Committee, and each employee of the Company who is involved in the administration of the Plan, shall be relieved and released from all personal liability by reasons of any act or failure to act on his part with respect to the administration of the Plan, except to the extent such act or failure to act was a result of fraud or gross negligence.

 7.09 INDEMNITY. Each person named in Section 7.08 (and his respective assigns, heirs, executors and administrators) shall be entitled to be indemnified by Aon against all costs and expenses reasonable incurred by or imposed upon him in connection with or resulting from any action, suit or proceeding or threat thereof, to which he is made a party by reason of his being involved in the administration of the Plan, except in relation to matters as to which a recovery shall be had against him by reason of his having been finally adjudged in such action, suit or proceeding to have committed a fraudulent act or omission. The foregoing right to indemnity shall include reimbursement of the costs and expenses paid in settling any such

                                                                   Exhibit 10(g)
                                                                   Page 36 of 68

       action, suit or proceeding or threat thereof when it appears to Aon that the person did not commit a fraudulent act or omission.

 7.10 IDENTITY. The Committee shall have authority to determine the identity of the distributees, and in so doing, to act upon such information as, on reasonable inquiry, it may deem reliable with respect to heirship, relationship, survivorship, or any other fact relative to the distributees; the Committee may rely upon any affidavit, certificate, letter, or other paper or document reasonably believed by it to be genuine, and upon any evidence reasonably believed by it to be sufficient; and shall be protected and saved harmless in all payments required to be made hereunder, if made in good faith and without actual notice or knowledge of the changed condition or status of any person receiving payments upon a condition.

 7.11 VOTING OF EMPLOYER SECURITIES. Each Participant (or, in the event of the Participant's death, the Participant's Beneficiary) shall have the right to direct the Trustee as to the manner in which shares of Employer Securities allocated to his Stock Sub-Account are to be voted on each matter brought before an annual or special stockholders' meeting of the Company, and each Participant (or Beneficiary) shall be considered a "named fiduciary" under Section 402(a)(2) or ERISA with respect to this direction to the Trustee. Before each such meeting of stockholders, the Company shall cause to be furnished to each Participant (or Beneficiary) a copy of the proxy solicitation material, together with a form requesting confidential direction as to how the shares of Employer Securities allocated to such Participant's Stock Sub-Account are to be voted on each matter. Upon timely receipt of such directions, the Trustee shall vote the shares (including fractional shares) of Employer Securities allocated to such Participant's Stock Sub-Account on each matter as directed by the Participant. Each Participant (or Beneficiary) who timely directs voting of Employer Securities shall also direct the vote of a portion of the shares of Employer Securities for which signed voting directions are not timely received and any unallocated shares of Employer Securities held in a suspense account ("Undirected Shares") in the General Fund and in the Stock Fund. Each Participant (or Beneficiary shall be considered a "named fiduciary" under Section 402(a)(2) of ERISA with respect to this direction of the Trustee. Each such Participant shall be entitled to direct the voting of that number of the Undirected Shares resulting from multiplying the total number of Undirected Shares by a fraction, the numerator of which is the total number of shares allocated to that Participant's Stock Sub-Account and the denominator of which is the total number of shares of all Participants who timely direct the voting of Employer Securities. The Participants' individual instructions are to be given to a recordkeeper, auditor, or other person who is not the Company, a Subsidiary, or an Employee, officer, or director thereof and such person shall not divulge any Participant's directions to any person. Instructions received by the Trustee shall be made in the aggregate basis, shall be held by the Trustee in strict confidence and shall not be divulged or released to any person except as may be required to vote at the shareholders' meeting, or as required by applicable law.

                                                                   Exhibit 10(g)
                                                                   Page 37 of 68

  7.12 RIGHTS ON TENDER OR EXCHANGE OFFER. Each Participant (or in the event of the Participant's death, his Beneficiary) may direct the Trustee as to how to respond to a tender or exchange offer with respect to shares of Employer Securities in his Stock Sub-Account, and each Participant (or Beneficiary) shall be considered a "named fiduciary" under Section 402(a)(2) of ERISA with respect to this direction to the Trustee. The Company shall use its best efforts to timely distribute or cause to be distributed to each Participant (or Beneficiary) such information as will be distributed to stockholders of the Company in connection with any such tender or exchange offer. Upon timely receipt of such written instructions, the Trustee shall respond as instructed with respect to shares of Employer Securities allocated to such Participant's Stock Sub-Account. If the Trustee does not receive timely written instructions from a Participant as to the manner in which to respond to such a tender or exchange offer, the Trustee shall not tender or exchange any shares of Employer Securities with respect to which such Participant has the right of direction. Each Participant (or Beneficiary) shall also be entitled to direct the tender or exchange of a portion of the unallocated shares of Employer Securities held in a suspense account in the General Fund and the Stock Fund and each Participant (or Beneficiary) shall be considered a "named fiduciary" under Section 402(a)(2) of ERISA with respect to this direction to the Trustee. Each such Participant shall be entitled to direct the voting of that number of unallocated shares by a fraction, the numerator of which is the total number of shares allocated to that Participant's Stock Sub-Account and the denominator of which is the total number of shares of Employer Securities which are allocated to the Stock Sub-Accounts of all Participants for which instructions on the tender or exchange offer are received. The Participants' individual instructions shall be given to a recordkeeper, auditor or other person who is not the Company, a Subsidiary, or an Employee, officer or director thereof and such person shall not divulge any Participant's directions to any person, except as required by applicable law. Instructions received by the Trustee shall be made in the aggregate basis, shall be held by the Trustee in strict confidence and shall not be divulged or released to any person except as may be required to vote or tender.

                                                                   Exhibit 10(g)
                                                                   Page 38 of 68

            SECTION 8 - DISPOSITION OF THE SEPARATE TRUST ACCOUNTS


 8.01 PARTICIPANT STILL EMPLOYED BY COMPANY AFTER RETIREMENT DATE. A Participant shall have a 100% vested interest in his Accounts when he attains his Normal Retirement Date. If he continues in active employment, no distribution shall be made to such Participant until he retires or is retired from active employment and the Committee is so advised, and he shall continue to participate in this Trust.

 8.02 DISPOSITION AT OR AFTER RETIREMENT DATE OR IN CASE OF PHYSICAL OR MENTAL DISABILITY. In the event that at or after his Normal Retirement Date a Participant shall resign or be released from employment from the Companies, or in the event that the employment of any Participant shall, at any time, either before or after Normal Retirement Date, be terminated because of permanent physical or mental disability, then the Committee shall direct the Trustee to distribute the Participant's entire individual accounts to such Participant, without regard to the provisions for vesting as set forth in Section 9, in one or more of the ways described in Section 8.09. Permanent physical or mental disability means a physical or mental disability of illness which , in the opinion of a physician approved by the Committee, renders the Participant permanently incapable of performing the duties he was performing for the Companies when such disability began.

 8.03 DISPOSITION UPON THE DEATH OF A PARTICIPANT. The Committee, upon the death of a Participant, whether before or after retirement, shall direct the Trustee to distribute the Participant's individual accounts, without regard to the provisions for vesting as set forth in Section 9, to such Participant's Beneficiary in one or more of the ways described in Section
       8.09. If the Participant has not named a Beneficiary, or if no Beneficiary is living at the death of the Participant, such accounts shall be paid over in one sum to the executor or administrator of the estate of such deceased Participant; provided, however, that if in such situations the Participant's spouse survives him then such surviving spouse shall be the Beneficiary. In the event the Beneficiary dies subsequent to the death of the Participant but prior to the distribution of the entire accounts to the Beneficiary, the balance of the accounts shall forthwith be paid over and delivered to the executor or administrator of the estate of the deceased Beneficiary.

 8.04 DISPOSITION UPON TERMINATION OF EMPLOYMENT BEFORE REACHING RETIREMENT DATE. If a Participant shall withdraw from the employ of the Companies prior to attaining his Normal Retirement Date, whether because of resignation or discharge, or any reason other then permanent disability, provision for which is made in Section 8.02, the Committee shall direct the Trustee to pay such Participant his vested interest in his individual accounts, as provided in Section 9, in one or more of the ways described in Section 8.09. If prior to incurring a 1-Year Break in Service such terminated Participant shall file with the Committee an application for the payment of benefits which has been approved by the

                                                                   Exhibit 10(g)
                                                                   Page 39 of 68

       Committee and distributions pursuant thereto have commenced, and if prior to incurring such 1-Year Break in Service he shall be reemployed by one of the Companies, he shall not share in the Companies' contribution or forfeitures for the Plan Year in which the withdrawal occurred (this assumes he reentered employment in the same year as the withdrawal occurred) and shall not be entitled to have contributions made on his behalf under Section 3, in respect to his Compensation for the 12 month period following the month in which his application is filed or following the month of termination of his employment, whichever shall occur later and, accordingly, shall not share in Companies' contributions and forfeitures on the basis of the contribution which would otherwise have been made on his behalf under Section 3 during this period.

 8.05 TERMINATION OF THE TRUST AND DISPOSITION UPON SUCH TERMINATION. Unless otherwise terminated as hereinafter provided in Paragraphs (a), (b), (c) or (d) of this Section 8.05, this Trust and Plan shall continue in perpetuity or for such time as may be necessary to accomplish the purpose for which it is created. This Trust and Plan shall terminate in respect to a Company upon the happening of any of the following events, but shall continue as a liquidation trust until final distribution of all assets.

       (a) ELECTION BY AON. Aon, by appropriate resolutions, by its Board, may elect to terminate this Trust and Plan as to any Company or all Companies.

       (b) BANKRUPTCY. In the event a Company at any time shall be adjudicated bankrupt or insolvent.

       (c) DISSOLUTION. In the event a Company at any time shall be legally dissolved.

       (d) MERGER OR CONSOLIDATION. In the event of the merger or consolidation of a Company in and with another corporation or an association and such other corporation or association shall not agree to continue this Trust, with proper agreement with the Trustee and Committee; provided, however, in the event of dissolution, merger, or consolidation of a Company, provision may be made by the successor or successors, whether it be an individual, firm, or corporation, for continuing this Trust and Plan, and such successor or successors shall be substituted for its predecessor hereunder, in which event the Trust and Plan shall continue in full force and effect in respect to such successor.

       If this Trust and Plan shall be terminated upon the happening of any of the events specified in Paragraphs (a), (b), (c), or (d) of this Section 8.05, the Committee shall direct the Trustee to distribute the value of the affected Participants' entire accounts to such Participants in the manner provided in Section 8.09. Upon the completing of all payments to everyone entitled thereto, this Trust and Plan shall finally cease and terminate in respect to the Company and Participants affected thereby. Upon the termination of the Trust and Plan

                                                                   Exhibit 10(g)
                                                                   Page 40 of 68

       in respect to any Company, any unallocated contributions, forfeitures, or earnings and valuation adjustments shall be allocated to the accounts of the affected Participants in a fair and equitable manner as determined by the Committee. In the event of any action by or in respect to any Company resulting in the termination of the Trust and Plan pursuant to this Section 8.05, this Trust and Plan shall only terminate in respect to such Company but not in respect to any other Companies which have adopted the Plan, it being understood that the Trust and Plan shall continue in full force and effect as to any such other Companies.

 8.06 PAYMENT TO MINORS, ETC. In case any payment hereunder becomes payable to a minor, person under legal disability, or person who by reason of physical or mental disability, although not adjudicated incompetent, is in the opinion of the Committee unable to administer properly such payment, then the same may be paid out by the Trustee for the benefit of such person in any of the following ways as the Committee, in its sole and uncontrolled discretion, shall determine:

       (a)  directly to such person; or

       (b) to the legally appointed guardian or conservator of such person; or

       (c) to some near relative of such person for the support, maintenance, and education of such person; or

       (d) by the Trustee using such amounts directly for the benefit of such person.

       The payment and acceptance of any money or property in settlement of a participation under this Section 8.06 shall constitute a complete acquittance and discharge of all liability of the Trustee with respect to such participation.

 8.07 NET EARNINGS AND VALUATION ADJUSTMENT. As of each Valuation Date, there shall be allocated the net earnings and valuations changes of the ESOP Fund for the period ending on such date among the accounts maintained on such date on the basis of, and in proportion to, their account balances on such date. A separate adjustment shall be made for the Stock Fund and for the General Fund as set forth below.

       (a) There shall be valued the Employer Securities in the Stock Fund. The resulting Value, which shall be the amount of the Stock Fund and which shall not be revised until the next Valuation Date except as described in the last sentence of this Subsection, shall then be compared with the total amount of all Participants' Stock Sub-Accounts in the Stock Fund as of such Valuation Date for the purpose of determining the interests of the Participants in the assets of the Stock Fund and the value thereof. If the Value of the Employer Securities shall be more or less than the total amount of all Participants' Stock Sub-Account balances, then the Trustees shall prorate any such difference and shall add or deduct from each Stock Sub-Account such amount

                                                                   Exhibit 10(g)
                                                                   Page 41 of 68

          as shall be determined upon the basis of the ratio that the balance of each Participant's Stock Sub-Account bears to the total of all Participants' Stock Sub-Account balances. The Value of the Employer Securities contributed by the Company as of the last day of each Plan Year shall be their Value for purposes of Section 1.31, which shall be allocated among those Participants described in Section 4.02(a) on a per compensation basis, but for the purpose of valuation adjustments shall not be regarded as a part of the Stock Fund or the Stock Sub-Account of any Participant until such Employer Securities are remitted to the Trustees.

       (b) There shall then be valued or appraised, the assets in the General Fund. The resulting value shall be the amount in the General Fund and shall not be revised until the next Valuation Date. The amount of such valuation shall be allocated among the General Sub-Accounts of each Participant's pro rata based upon the balance in each Participant's Stock Sub-Account compared to the balance of all Participants' Stock Sub-Accounts in the same ratio as the adjustment made under the penultimate sentence of Subsection (a), after giving effect to such adjustment but prior to giving effect to the adjustment under the final sentence of subsection (a).

 8.08 METHOD OF VALUING ASSETS. Valuation adjustments under Section 8.07 shall be based on the fair market value of the assets held by the Trustees and the Trustees shall adopt accepted valuation and accounting methods in determining fair market value. The Value of Employer Securities shall be determined pursuant to Section 1.31.

 8.09 GENERAL PROVISIONS GOVERNING DISTRIBUTIONS. Distributions to a terminated or retired Participant or Beneficiary of a deceased Participant shall be governed by the following:

       (a) Except upon termination of this Trust as provided in Section 8.05, and as provided in Subsection (h) distribution shall not be made to a Participant until he has retired or has terminated his employment.

       (b) Upon direction of a Participant except as provided in Subsections (h) and (i), distribution shall be made in a lump sum as soon as administratively feasible following the administrative period described in Subsection (f).

       (c) Except as provided in Subsection (d), below, distribution shall be made in the form of cash.

       (d) A Participant or Beneficiary shall have the right to demand that his benefits be distributed in the form of Employer Securities, and shall be advised in writing of his right to demand such form of distribution. Any fractional shares shall be distributed in cash.

                                                                   Exhibit 10(g)
                                                                   Page 42 of 68

       (e) Despite the fact that a Participant has retired or has terminated employment, no Employer Security allocated to his Stock Sub-Account prior to January 1, 1989 shall be distributed from that account before the end of the eighty-fourth (84th) month beginning after the month in which the security is allocated to the account, unless such retirement or termination of employment constitutes a "separation form service" as that phrase is construed under the IRC.

       (f) No distribution in the form of cash under Sub-section (c), above, shall be made to a Participant or Beneficiary of a deceased Participant, until 30 days have elapsed from the last to occur of the date he is advised of his right under Subsection (d) to demand that his benefits be distributed in the form of Employer Securities or the date of termination of employment. Any demand made by a Participant or Beneficiary of a deceased Participant shall be irrevocable. If he fails to make such demand during such 30-day period, he shall be deemed not to have made any such demand, and payment shall be made in accordance with the preceding provisions of this Section in the same manner at though no demand had been made. All elections and requests shall be made in writing.

       (g) As provided in Section 2.02, no distribution shall be made to a terminated Participant who has been re-employed and is again a Participant at the time the distribution would otherwise become payable.

       (h) Notwithstanding the provisions of Subsection (b) hereof, distribution to a Participant who has terminated his service, or who is a 5% owner [as defined in Section 16.02(b)] at any time during the 5-Plan-Year period ending in the calendar year in which he attains age 70-1/2 shall commence not later than the 1st day of April of the calendar year following the calendar year in which he attains age 70-1/2. If a Participant who has not terminated his service subsequently becomes a 5% owner after the calendar year in which he attains age 70-1/2, then distribution shall commence by April 1st of the calendar year following the Plan Year during which he became a 5% owner. Effective January 1, 1989, distribution to a Participant shall commence by April 1st of the calendar year following the calendar year in which he attains age 70-1/2, without regard to whether he has terminated his service; provided, that this rule shall not apply to a Participant age 70-1/2 or over on January 1, 1988 unless he has been a 5% owner at any time during the Plan Year ending during the calendar year when he attained age 66-1/2 or any subsequent Plan Year.

       (j) Distribution to a Participant (or his Beneficiary) whose vested interest in his Accounts has a fair market value of $3,500 or less based on the Plan's last valuation shall be made as soon as administratively convenient.

                                                                   Exhibit 10(g)
                                                                   Page 43 of 68

       (k) Except as provided in regulations, the provisions of IRC Section 401(a)(9) are hereby incorporated by reference to the extent not set forth in this Section.

 8.10 ELIGIBLE ROLLOVER DISTRIBUTIONS. Effective with respect to distributions made on or after January 1, 1993, a distributee may elect, at the time and in the manner prescribed by the plan administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the distributee in a Direct Rollover. For purposes of this Section 8.10:

       (a) An "Eligible Rollover Distribution" is any distribution of all or any portion of the balance to the credit of the distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

       (b) An "Eligible Retirement Plan" is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's Eligible Rollover Distribution. In the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

       (c) A "Distributee" is an employee or former employee, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code.

       (d) A "Direct Rollover" is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

                                                                   Exhibit 10(g)
                                                                   Page 44 of 68

               SECTION 9 - PARTICIPANT'S NONFORFEITABLE INTEREST


 9.01 GENERAL RULE. A Participant's nonforfeitable (vested) interest prior to his Normal Retirement Date and as of December 31, 1988, shall be one hundred percent (100%), and for contributions on or after such date shall be an amount equal to the balance of his Accounts applicable to his number of Years of Participation as follows:

        Completed Years of Participation        Nonforfeitable Interest
        --------------------------------        -----------------------

               Less than 1 year                            None
               1 Year                                      20%
               2 Years                                     40%
               3 Years                                     60%
               4 Years                                     80%
               5 Years                                     100%


       Upon the termination, or a partial termination, of this Plan, except as provided in Section 11, or upon complete discontinuance of contributions thereto by any Company, each affected Participant's interest in his separate accounts shall become one hundred percent (100%) nonforfeitable.

 9.02 SPECIAL RULES. In applying the provisions of Section 9.01, Years of Participation shall refer to the total years of Service of an Employee with the following exceptions and modifications:

       (a) Subject to the provisions of (c) of this Section, an Employee's Service shall be deemed to commence on the January first following the date his actual employment commenced, except that if a prior Participant is reemployed and again becomes a Participant in the year of his reemployment pursuant to Section 2.02 his Service shall be deemed to have commenced on January first of the year of his reemployment.

       (b) If an Employee's employment is terminated during any calendar year, he shall receive no credit for any Service during such calendar year (unless the rule set forth in Section 1.25(c) applies).

       (c) In the case of an Employee who has five 1-Year Breaks in Service, Service after such Break in Service, shall not be taken into account for the purpose of determining his nonforfeitable interest in his Company Contribution Account before such Break in Service. As provided at Section 2.02, any nonforfeitable vested interest of an Participant in the balance of his Company Contribution Account at the time of such Breaks in Service shall be separately accounted for thereafter as one hundred percent (100%) nonforfeitable.

                                                                   Exhibit 10(g)
                                                                   Page 45 of 68

       (d) In the case of a Participant who becomes an independent field sales representative for the Companies (and thereby ceases to be an Employee) any period of time that he is acting in such capacity and during which his accounts are not distributed to him shall be deemed to be Service.

       (e) Any period of time taken into account under the mergers set forth at
           Section 9.02(e) of the Aon Savings Plan shall be taken into account under this Plan.

       (f) If the Plan becomes a Top-Heavy Plan and subsequently ceases to be such, the vesting schedule in Section 16.05 shall continue to apply in determining the vested interest of any Participant who had at least three years of Service as of December 31st in the last Plan Year of top-heaviness. For other Participants, said schedule shall apply only to their Top-Heavy Account as of such December 31st.

       (g) A Participant's account shall be 100% vested and nonforfeitable when he earns five Years of Participation and attains age 55 and such date shall be regarded as his early retirement date.

 9.03 RESTORATION OF FORFEITURES. Forfeitures from a terminated Participant's Accounts shall be charged to his Accounts upon termination of his employment; provided, however, that no forfeiture shall be incurred by a Participant reemployed on or before the following Anniversary Date if he does not receive a distribution under Section 8.04 by reason of such reemployment and if no administrative inconvenience as to such forfeitable amount would thereby be suffered by the Committee. If any terminated Participant who has suffered a forfeiture becomes reemployed before he has incurred five consecutive 1-Year Breaks in Service, upon his earning a year of Service after his rehire his Accounts shall be reconstituted by crediting thereto an amount equal to the amount forfeited, which amount shall be deducted from forfeitures during the Plan Year in which his Accounts are reconstituted. To the extent forfeitures for such year are not adequate for such purpose, such amount as may be necessary to reconstitute his Accounts shall be deducted pro rata from the assets of those funds earning a net Gain pursuant to the earnings and valuation adjustment under Section 8.07(a), and if there are no net Gains then such amount shall be deducted from Company contributions for the year. As an alternative to either of the sources set forth in the preceding sentence, at the discretion of the Company such amount may be contributed by the Company as a special contribution and credited to such account. In the event the employment of a rehired Participant whose account has been reconstituted is again terminated before he has acquired a 100% vested interest, any prior distribution made to him on account of his prior termination of employment shall be taken into consideration in computing his vested interest at the time of his later termination of employment. Financed Shares allocated to a Participant's Stock Sub-Account shall be forfeited only after his interest in all other Plan assets has been exhausted.

                                                                   Exhibit 10(g)
                                                                   Page 46 of 68


                         SECTION 10 - SPENDTHRIFT TRUST


 10.01 GENERAL. No Participant or Beneficiary shall have any right or power to transfer, assign, anticipate, mortgage, pledge or otherwise encumber his interest in the Trust established by this Agreement, or his rights to receive payments or benefits from the Trust and neither such interest nor rights nor any assets of the Trust shall be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by any Participant or Beneficiary nor to transferability by operation of law in the event of bankruptcy, insolvency or otherwise; provided, that this limitation shall not apply to a Qualified Domestic Relations Order ("QDRO") under IRC Section 401(a)(13) as amended from time to time.

 10.02 QUALIFIED DOMESTIC RELATIONS ORDER. For purposes of this Section, a QDRO shall mean a domestic relations order which relates to alimony, child support or marital property rights and which has been determined by the Company to meet the requirements of IRC Section 414(p) as amended from time to time. The following rules shall apply to the rights and obligations of the spouse of a Participant under a QDRO and under a domestic relations order not yet determined to be a QDRO.

       (a) These rules shall apply prior to determination by the Plan administrator that the domestic relations order is a QDRO, and shall apply thereafter as applicable.

           (i) As soon as administratively feasible after receipt of a domestic relations order, those funds which will go to the spouse if she (or he) should be determined to be entitled thereto will be put into a separate account.

           (ii) The spouse will share in any intervening gains (or losses) enjoyed (or suffered) by the Participant in his accounts between the time of the domestic relations order and when the Company is notified of the existence thereof and has been afforded a reasonable time to transfer the funds which would go to the spouse into a separate account.

           (iii) An account or account balances may be segregated for the spouse even though the Participant is not yet eligible to have funds distributed to him (or her). The spouse's funds may be accounted for separately without the necessity for an escrow.

           (iv) The spouse may elect a Beneficiary for her (or his) account balances under the QDRO. If a property settlement agreement is involved or some other court decree which is not a final divorce so that the individuals remain married, the Participant shall be treated as her

                                                                   Exhibit 10(g)
                                                                   Page 47 of 68


                 death Beneficiary, just as the spouse will be for the Participant, unless the QDRO provides otherwise. If the QDRO provides that the spouse is to be no longer regarded as the Participant's spouse, then the preceding sentence shall not apply.

           (v) Upon written notification from either the Participant or spouse that a QDRO is forthcoming no distribution of benefits will be made to the Participant until the later of:

                 (A) Ninety days after the date the Company has sent the Aon QDRO Procedures to the parties and no domestic relations order has been received, or

                 (B) the period that the Company is reviewing a domestic relations order to determine if it is a QDRO.

       (b) These rules shall apply once the domestic relations order has been determined to be QDRO.

           (i) The spouse may take all of her (or his) account balances at any time, without regard to whether the Participant has attained his (or her) earliest retirement age under the Plan. Any benefits distributed under this rule may be taken out only in a single sum and may not be taken out periodically or pro rata.

           (ii) The spouse may not take a partial withdrawal of her (or his) account balances.

           (iii) If the amount to be distributed to the spouse is less than $3,500, such amount will be paid out only in a lump sum and may be distributed without the consent of the spouse or of the Participant.

           (iv) A distribution otherwise permissible may be made to the spouse without regard to whether the limitations on a distribution under IRC Section 401(a) are met.

       (c) It is the intent of this Subsection that the rules set forth herein shall be subject to, and shall be interpreted in light of, the requirements for a QDRO under the IRC and under the regulations and rulings of the Secretary of the Treasury and his delegate. This Subsection shall also apply to a child or other dependent of the Participant as appropriate.

                                                                   Exhibit 10(g)
                                                                   Page 48 of 68


               SECTION 11 - COMPANY TO HAVE NO INTEREST IN TRUST


The Company shall in no event, either directly or indirectly, receive any fund or contributions made by it to the Trust, nor directly or indirectly participate in the distribution, or receive the benefits of the assets or funds comprising the Trust prior to the satisfaction of all liabilities with respect to Employees, beneficiaries, and spouses under this Plan; provided, however, that (subject to the limitations of Revenue Ruling 91-4):

       (a) If a contribution is made by a mistake of fact, the mistaken portion of the contribution shall returned within one year after payment of the mistaken contribution upon Company's written request; and

       (b) Each contribution by the Company is conditioned upon the deductibility of the contribution under the applicable section of the IRC. Accordingly, to the extent of disallowance of the decuction for the part or all of the contribution, the contribution shall be returned within one year after disallownance upon the Employer's written request.

Upon transfer to the Trustees, all responsibilities of the Company for each contribution shall cease, and Company shall have no responsibilities for the acts of the Trustees.

                                                                   Exhibit 10(g)
                                                                   Page 49 of 68


             SECTION 12 - AMENDMENT AND SUSPENSION OF CONTRIBUTIONS


 12.01 AMENDMENT OF THE AGREEMENT. Aon reserves the right, by action of the Board, to amend this Agreement at any time, and from time to time, including the right to change the provisions for each Company's contributions; provided that the contribution of Combined Life Insurance Company of New York for its Life Insurance Agents shall not be changed or modified without its consent. No amendment shall vest in the Companies any right, title or interest in and to the Trust Fund, or any part thereof, or cause them to be used or diverted to, purposes other than for the exclusive benefit of Participants and beneficiaries. The amendment of this Agreement shall not require the approval or ratification of the stockholders of Combined, or any Subsidiary, nor of the Trustee, Committee, Participants or Beneficiaries, or any of them; however, no amendment shall change the rights, duties, or responsibilities of the Trustee without its written consent. Except as may be necessary to qualify this Trust, or to continue the qualification of the Trust under
       Section 4975(e) of the Internal Revenue Code, or any successor to such section, no amendment shall adversely affect vested rights of any Participant hereunder.

 12.02 SUSPENSION. Except for contributions required under Section 3.01(a)(2), Aon reserves the right, by action of the Board, to suspend Aon's or any Subsidiary's contributions for any Plan Year, but not exceeding two successive Plan Years, without terminating the Plan and Trust or discontinuing contributions permanently, by providing written notice of such action of the Board to the Committee and Trustee not later than sixty (60) days prior to the end of such Plan Year, in which event the Company or Companies affected shall not be obliged to make any contribution to the Company Fund for the period of such suspension. The Committee upon receiving notice of such suspension shall immediately notify the affected Participants.

                                                                   Exhibit 10(g)
                                                                   Page 50 of 68


                   SECTION 13 - ADOPTION OF PLAN BY AFFILIATE


 13.01 ADOPTION OF PLAN. Any Affiliate, by proper resolutions adopted by its Board, or by an adoption agreement executed by a principal executive officer, may become a party to this Agreement by adopting this Trust as a stock bonus plan for its Employees. A certified copy of such resolutions shall be delivered to the Committee and Trustee.

 13.02 INTENTION OF PARTIES. Accept as provided herein, it is the intention of the parties hereto that the Employees of Aon and the Employees of any Subsidiary that adopts this Trust shall receive the same benefits as they would receive if Aon and such Subsidiaries were one corporate entity and this Plan were the plan of such entity, and the provisions of this Agreement shall be interpreted in accordance with this intent.

 13.03 TERMINATION OF STATUS OF SUBSIDIARY. In the event any Subsidiary adopting this Plan at any time does not meet the requirements herein set forth for a Subsidiary, such company shall nevertheless be considered as continuing its status as a Subsidiary unless Aon files with the Trustee and Committee a resolution adopted by its Board electing to discontinue such Company's participation hereunder. Such resolution shall be considered as an election to terminate such company's participation in this Trust under the provisions of Section 8.05(a).

                                                                   Exhibit 10(g)
                                                                   Page 51 of 68


                         SECTION 14 - ERISA PROVISIONS


 14.01 SERVICE FOR PREDECESSOR. To the extent required by regulations that may be prescribed by the Secretary of the Treasury or his delegate, service for a predecessor shall be treated as Service for the Companies.

 14.02 CONTROLLED GROUP.  To the extent required by Section 414(b), (c), (m),
       (n) and (o) of the Internal Revenue Code, all employees of the entities described therein shall be treated as employed by a single employer.

 14.03 MERGER. This Plan shall not be merged or consolidated with any other plan (or the assets held under this Plan shall not be transferred to any other plan), unless each Participant under the plan, if the plan then terminated, would receive a benefit equal to or greater than the benefit he would have been entitled to receive before the merger, consolidation, or transfer (if the plan had then terminated).

 14.04 CLAIMS PROCEDURE. Pursuant to Section 503 of ERISA the following claims procedure is established.

       (a) A timely written application for benefits shall be filed with the Committee on a form prescribed by it.

       (b) If a claim is denied, in whole or in part, written notice of such denial shall be furnished to the applicant setting forth, in a manner calculated to be understood by him, the following:

           (i)   The specific reason or reasons for the denial;

           (ii) A specific reference to pertinent Plan provisions on which the denial is based;

           (iii) A description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary;

           (iv)  An explanation of the Plan's claim review procedure.

       (c) An applicant whose claim has been denied in whole or in part (or his duly authorized representatives) may appeal such denial to the Committee by making a written request for a review and may review pertinent documents and submit issues and comments in writing. A written request for review must be filled within 60 days of the date an applicant has been notified of the denial or partial denial of his claim.

                                                                   Exhibit 10(g)
                                                                   Page 52 of 68

      (d) The decision on review shall be made promptly, shall be in writing, and shall include specific reasons for the decision, written in a manner calculated to be understood by the applicant, and specific references to the pertinent Plan provisions on which the decision is based.

14.05 INVESTMENT IN DEPOSITS WITH CORPORATE FIDUCIARY. In the event a corporate fiduciary is appointed pursuant to Section 6.01, such fiduciary may invest all or part of the Plan's assets in deposits, which bear a reasonable rate of interest, in an account maintained in its own banking department, to the extent such investment is permitted by Section 408(b) of ERISA.

14.06 MAXIMUM ANNUAL ADDITION.

      (a) In no event shall the annual addition (as hereinafter defined) to a Participant's separate accounts with respect to any Plan Year exceed the lesser of

          (i) $30,000 (or, if greater, one-fourth of the defined benefit plan dollar limitation under Section 415(b) of the IRC); provided, however, that such dollar amount may be increased by the lesser of (A) 100% of the dollar amount otherwise applicable for that Plan Year, or (B) the amount of Employer Securities allocated as Company contributions to the Participant for that Plan Year, but only if not more than one-third (1/3) of the Company contributions for the Plan Year are allocated to Highly Compensated Employees, or

          (ii) Twenty-five percent (25%) of the Participant's total compensation.

      (b) The term "annual addition" means the sum for any Plan Year of

          (i)   his share of Company contributions, plus

          (ii) the amount of his Employee contributions made on or after January 1, 1987, plus

          (iii) his share of forfeitures, plus

          (iv) for purposes of Section 14.06(a)(i) only, amounts allocated to a separate account for the Participant to provide medical benefits after retirement, whether under a pension or annuity plan or a welfare benefit fund, pursuant to Sections 401(h), 415(c), 415(l) and 419(d)(2) of the IRC.

          In determining annual additions, forfeitures of Company Stock shall be based upon the Value of Company Stock as of the Anniversary Date. Any Company contributions which are applied (not later than the due date,

                                                                   Exhibit 10(g)
                                                                   Page 53 of 68

          including extensions, for filing the Company's Federal income tax return for that Plan Year) to pay interest on an Acquisition Loan, and any Financed Shares which are allocated as forfeitures, shall not be included as annual additions provided, however, that the provisions of this sentence shall be applicable only in Plan Years for which not more than one-third (1/3) of the Company contributions applied to pay principal and interest on an Acquisition Loan are allocated to the Highly Compensated Employees. The Trustees may reallocate such Company contributions in order to satisfy this special limitation.

      (c) In the event a Participant herein also participates in any other stock bonus plan maintained by the Company or a member of a controlled group (as defined in Section 14.02) the maximum annual addition computed pursuant to subsection (a) hereof may be reduced (except as IRC Section 415(c)(6) may apply) by the amount of employer contributions and forfeitures allocated to the Participant in such plan; provided, however, that if the Participant also participates in another profit sharing plan, then the maximum annual addition hereunder may be reduced subsequent to the maximum annual addition under such plan; employee contributions made by the Participant to such other plans shall be included in computing his annual addition pursuant to subsection (b)(ii) hereof; and compensation received from a member of a controlled group shall be included in total compensation.

      (d) In the event a Participant herein is a Participant at any time in a defined benefit plan maintained by the Company or a member of a controlled group, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any Plan Year shall not exceed
          1.0 but such limitation may be applied to first reduce benefits under the defined benefit plan before being applied to reduce benefits under this plan. For this purpose the defined benefit plan fraction for any Plan Year is:

                Project annual benefit of the Participant under the plan (determined as of the close of the year)
                -----
                Lesser of: (a) 1.25 multiplied by the dollar limitation in effect for such year ($90,000 for Plan Year beginning in 1983) or (b) 1.4 multiplied by the percentage limitation with respect to such individual under the plan for such year
                (100% of his average total compensation for his high 3 Years).

          The defined contribution plan fraction for any Plan Year is:

                                                                   Exhibit 10(g)
                                                                   Page 54 of 68

                Sum of the annual additions to the Participant's account as of the close of the year
                ------------------------------------------------
                Sum of the lesser of the following amounts determined for such year and for each prior year of service with the employer: (a) 1.25 multiplied by the dollar limitation in effect for such year ($30,000 for Plan Year beginning in 1983) or (b) 1.4 multiplied by the percentage limitation with respect to such individual under the Plan for each such year (25% of his total compensation).

      (e) At the election of the plan administrator, in determining the defined contribution plan fraction under Subsection (d), above, with respect to any Plan Year ending after December 31, 1982, the denominator of the fraction with respect to each Participant for all years ending before January 1, 1983, shall be an amount equal to the product of such denominator under the law in effect for the year ending in 1982 multiplied by the transition fraction. The transition fraction means a fraction whose numerator is 35% of the compensation of the Participant for the year ending in 1981 (limited to $51,875) and whose denominator is 25% of such compensation (but not more than $41,500).

      (f) Provided the Plan satisfied the requirements of IRC Section 415 for the last year beginning before January 1, 1983, and pursuant to regulations prescribed by the Secretary of the Treasury or his delegate, the numerator of the defined contribution plan fraction at Subsection (d) may be reduced so that the sum of the defined contribution plan fraction and the defined benefit plan fraction does not exceed 1.0 for such year.

      (g) In the case of an individual who is a participant before January 1, 1983, in a defined benefit plan which is in existence on July 1, 1982, and with respect to which the requirements of Section 415 of the IRC have been met for all years, if such individual's current accrued benefit under such plan exceeds the limitation of subsection (b) of
          Section 415, then (in the case of such plan) for purposes of such IRC
          Section 415(b), and also for purposed of IRC Section 415(e) as provided under Subsection (d) through (f) hereof, the limitation of such IRC Section 415(b) with respect to such individual shall be equal to such current accrued benefit. The term "current accrued benefit" means the individual's accrued benefit (at the close of the last year beginning before January 1, 1983) when expressed as an annual benefit (within the meaning of Section 415(b)(2) of the IRC as in effect before the amendments made by the Tax Equity and Fiscal Responsibility Act of 1982). For purposes of determining the amount of any individual's current accrued benefit, (i) no change in the terms and conditions of the plan after July 1, 1982, and (ii) no cost-of-living adjustment occurring after July 1, 1982, shall be taken into account.

                                                                   Exhibit 10(g)
                                                                   Page 55 of 68

      (h) In the event the amount of the annual addition for a Participant exceeds the limitation of this Section 14.06, the Trustees shall forthwith reduce the amount of the annual addition to the limitation of Section 14.06 by first refunding any contributions of the Participant for such Plan Year to the extent includable in the computation of the annual addition; second, if necessary, by reducing his share of the Company's contribution for such Plan Year, the amount of such reduction to be applied as a reduction of the Company's contribution for such Plan Year. Any remaining excess contributions plus forfeitures, shall be reallocated among the other Participants. If after such adjustments there still remains an excess, such amounts from such Participants so affected shall be held unallocated in a suspense account and all amounts in the suspense account shall be allocated and reallocated to Participant's accounts (subject to the limitations of Section 415 of the IRC) before any contributions by the Company or by the Participants may be made for the limitation year during which such suspense accounts are in existence.

      (i) In determining under which plan the contributions or other annual additions, or benefits, of a Participant should be reduced under this Section, the intent is that the order of reduction set forth herein be for purposes of guidance only and not obligatory, and that such order of reduction as to one Participant may be different from another Participant, so as to afford maximum flexibility to the Plan in avoiding a violation of the provisions of Section 415 of the IRC.

      (j) If the Plan satisfied the applicable requirements of Section 415 of the IRC as in effect for all years beginning before January 1, 1987, an amount shall be subtracted from the numerator of the defined contribution plan fraction (not exceeding such numerator) as prescribed by the Secretary of the Treasury so that the sum of the defined benefit plan fraction and defined contribution plan fraction computed under Section 415(e)(1) of the IRC does not exceed 1.0 for such year.

      (k) Compensation shall include the following items:

          (i) The Participant's wages, salaries, fees for professional service and other amounts received for personal services actually rendered in the course of employment with an employer maintaining the plan (including but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses).

          (ii) For purposes of the prior sentence, earned income from sources outside the United States.

                                                                   Exhibit 10(g)
                                                                   Page 56 of 68

          (iii) Amounts described in IRC Sections 104(a)(3), 105(a) and 105(h), but only to the extent that these amounts are includable in the gross income of the Employee.

          (iv) Amounts described in IRC Section 105(d), whether or not these amounts are excludable from the gross income of the Employee under that Section.

          (v) Amounts paid or reimbursed by the Employer for moving expenses incurred by an Employee, but only to the extent that these amounts are not deductible by the Employee under IRC Section 217.

          (vi) The value of a non-qualified stock option granted to an Employee by the employer, but only to the extent that the value of the option is includable in the gross income of the Employee for the taxable year in which granted.

          (vii) The amount includable in the gross income of an Employee upon making the election described in IRC Section 83(b).

          Compensation shall not include the following items:

          (viii) Contributions made by the Employer to a plan of deferred compensation to the extent that, before the application of the IRC Section 415 limitations to that plan, the contributions are not includable in the gross income of the employee for the taxable year in which contributed. In addition, Employer contributions made on behalf of an Employee to a simplified employee pension described in IRC Section 408(k) are not considered as compensation for the taxable year in which contributed to the extent such contributions are deductible by the Employee under IRC Section 219(b)(7). Additionally, any distributions from a plan of deferred compensation are not considered as compensation for IRC Section 415 purposes, regardless of whether such amounts are includable in the gross income of the Employee when distributed. However, any amounts received by an Employee pursuant to an unfunded non-qualified plan may be considered as compensation for IRC Section 415 purposes in the year such amounts are includable in the gross income of the Employee.

          (ix) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture (see IRC Section 83 and the regulations thereunder.)

          (x) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option.

                                                                   Exhibit 10(g)
                                                                   Page 57 of 68

          (xi) Other amounts which receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includable in the gross income of the Employee), or contributions made by an Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Section 403(b) (whether or not the contributions are excludable from the gross income of the Employee).

      (l) Except as provided in regulations, the provisions of IRC Section 415 are hereby incorporated by reference to the extent not set forth in this Section.

                                                                   Exhibit 10(g)
                                                                   Page 58 of 68

                           SECTION 15--MISCELLANEOUS


 15.01 RELIANCE ON INFORMATION FURNISHED BY THE COMPANIES. Any information furnished by the Companies to the Committee or Trustee, such as Compensation of Participants, the proper amount of the Companies' contribution, the status of individuals as Employees of the Companies, or otherwise, and any other information which may be furnished by the companies to the Committee or Trustee, shall be accepted by the Committee and Trustee as being true and correct, and the Committee or Trustee shall incur no liability in relying on such information. In no event shall the Trustee or Committee have any right to request or demand an audit, investigation, or disclosure of the Companies' books or records.

 15.02 INABILITY TO PERFORM. Neither the Companies, the Committee nor the Trustee shall be responsible for any inability to perform, or delay in performing, any act occasioned by any restriction or provision of any annuity contract or Acquisition Loan, or imposed by any insurer, or by any other person, or by law, and in the event any such inability or delay shall be so occasioned, then than act which can be performed shall be performed by the Companies, the Committee, or the Trustee which, in the sole discretion of the Committee, most completely carries out the intention and purpose of this Trust. All parties to this Trust or in any way interested therein shall be bound by any act so performed under such conditions.

 15.03 EXECUTION OF DOCUMENTS. All parties to this Trust or claiming any interest hereunder expressly agree to perform any and all acts, and to execute any and all documents and papers which at any time may be necessary or desirable for carrying out any of the provisions of this Trust.

 15.04 NOTICE OF REQUIRED ACTION. In any case in which the Companies, the Trustee, or the Committee shall be directed to take any action upon the occurrence of any event, they, or any one or more of them, shall be under no obligation or liability to take such action unless and until notice, proper and satisfactory to them, shall first have been received of the occurrence of such event. For the purposes of this Section 15.04, a certificate in writing signed by any officer of Aon and delivered to the Trustee or the Committee as to the occurrence or happening of any event, shall constitute conclusive evidence of such occurrence or happening, and the Trustee and the Committee respectively, shall be fully protected and discharged from all liability whatsoever in accepting and relying on such certificate.

 15.05 RELIANCE UPON COMMUNICATION. Neither the Companies, the Committee, nor the Trustee shall incur any liability in acting upon any notice, request, signed letter, telegram, or other paper or documents reasonably believed by them or any one of them to be genuine and to be signed or sent by the proper person.

                                                                   Exhibit 10(g)
                                                                   Page 59 of 68

 15.06 DISCHARGE UPON PAYMENT. The payment and acceptance of any money or property in a settlement of any participation under this Trust shall constitute a complete acquittance and discharge of full liability of the Trustee with respect to such participation.

 15.07 DISPOSITION OF SHARE OF MISSING PERSONS. In the event the Committee is unable to make payment of any benefit payable under this Plan because of inability to find the person to whom payment is due and such inability continues for a period of two years, the benefit shall be forfeited; provided, however, if a claim is subsequently made for such benefit by the person entitled thereto, such benefit shall be reinstated.

 15.08 GENDER AND CASE. Where used in this Agreement, words in the masculine shall be read and construed as in the feminine, and words in the singular shall be read and construed as though used in the plural in all cases where such constructions would so apply.

 15.09 SECTION TITLE NOT PART OF AGREEMENT. The section and subsection designations and titles are included solely for convenience and shall, in no event, be construed to affect or modify any of the provisions of this Agreement or be construed as a part thereof.

 15.10 CONSTRUCTION. It is intended that this Plan and the Trust Agreement which is a part thereof shall comply with the provisions of ERISA, constitute a qualified plan and trust under the provisions of sections 401(a) and 4975(e) of the IRC and be operated in a manner so as not to discriminate in favor of Highly Compensated Employees. Accordingly, the provisions of this Plan and Trust Agreement shall be construed and applied in a manner consistent with such intent. However, to the extent not superseded by ERISA, this plan and the Trust Agreement which is a part thereof, shall be construed and enforced in accordance with the laws of the State of Illinois.

 15.11 AGREEMENT BINDING ON ALL PARTIES. This Agreement shall be binding upon the heirs, executors, administrators, successors, and assigns of any and all parties hereto, present and future.

                                                                   Exhibit 10(g)
                                                                   Page 60 of 68

          SECTION 16--PROVISIONS APPLICABLE IF PLAN BECOMES TOP-HEAVY


 16.01 APPLICABILITY. The provisions of this Section 16 shall be applicable during any Plan Year only if the Plan was a Top-Heavy Plan or was part of a Top-Heavy Group on the Determination Date, and in such case shall override and supersede all other provisions in this Plan to the contrary; provided, that these provisions shall not apply to a Plan which is not itself a Top-Heavy Plan and which was included in an Aggregation Group under the second sentence of Section 16.02(f); provided further, that, to the extent permitted by law, Section 16.06 shall not apply to any Employee who has received the minimum benefit for the Plan Year as required under the Top-Heavy rules from any defined benefit plan of the Company.

 16.02 ADDITIONAL DEFINITIONS:

       (a) KEY EMPLOYEE. The term "Key Employee" shall refer to any Employee who, at any time during the Plan Year or any of the four preceding Plan years, is

           (i) an Officer of the Company, excluding any Employee whose Compensation is less than 150 percent (150%) of the maximum dollar limitation in Section 14.06(a)(i),

           (ii) one of the ten Employees owning [or considered as owning within the meaning of Section 318 of the IRC but substituting 5% for 50% in Section 318(a)(2)(C) the largest interests in the Company; excluding any Employee whose Compensation is less than the maximum dollar limitation in Section 14.06(a)(i),

           (iii) a Five Percent Owner of the Company, or

           (iv) a One Percent Owner of the Company having an annual compensation from the Company of more than $150,000.

       The term shall also include beneficiaries of a Key Employee. For purposes of clause (i), no more than 50 Employees (or, if less, the greater of 3 or 10% of the Employees) shall be treated as officers, and the officers taken into account shall be the officers with the highest compensation. For purposes of clause (ii), if two Employees have the same interest in the Company, the Employee having greater annual Compensation from the Company shall be treated as having a larger interest. For this purposes of clauses (ii), (iii) and (iv), the aggregation rules of subsections (b), (c) and (m) of Section 414 of the IRC (pertaining to employees of a controlled group of corporations, of partnerships and proprietorships under common control, and of an affiliated service group) shall not apply.

                                                                   Exhibit 10(g)
                                                                   Page 61 of 68

       (b) FIVE PERCENT OWNER. The term "Five Percent Owner" shall mean any person who owns [or is considered as owning within the meaning of
           Section 318 of the IRC but substituting 5% for 50% in Section 318(a)(2)(C)] more than five percent of the outstanding stock of the Company or stock possessing more than five percent of the total combined voting power of all stock of the Company.

       (c) ONE PERCENT OWNER. The term "One Percent Owner" means any person who owns [or is considered as owning within the meaning of Section 318 of the IRC but substituting 5% for 50% in Section 318(a)(2)(C)] more than one percent of the outstanding stock of the Company or stock possessing more than one percent of the total combined voting power of all stock of the Company.

       (d) NON-KEY EMPLOYEE. The term "Non-Key Employee" shall refer to any Participant who is not a Key Employee.

       (e) TOP-HEAVY PLAN. A Plan is a "Top-Heavy" Plan if, as of the Determination Date, the aggregate of the accounts of Key Employees under the Plan exceed 60% of the aggregate of the accounts of all Employees under the Plan; or if it is required to be included in an Aggregation Group and such Aggregation Group is a Top-Heavy Group; provided, that the Plan shall not be a Top-Heavy Plan if the Plan is part of an Aggregation Group which is not a Top-Heavy Group.

       (f) AGGREGATION GROUP. The term "Aggregation Group" means (i) each plan of the Company in which a Key Employee is a Participant and (ii) each other plan of the Company which enables any plan described in (i) to meet the discrimination requirements of Section 401(a)(4) of the IRC or the minimum participation standards of Section 410 of the IRC. In addition, at the option of the Company, it may include any other plan of the Company if the Group would continue to meet the requirements of Sections 401(a)(4) and 410 of the IRC with such other plan being taken into account.

       (g) TOP-HEAVY GROUP. An Aggregation Group is a "Top-Heavy Group" if, as of the Determination Date, (i) the present value of the cumulative accrued benefits for Key Employees under all defined benefit plans included in such group, plus (ii) the aggregate of the accounts for Key Employees under all defined contribution plans included in such Group, exceeds (iii) 60% of a similar sum determined for all Employees.

       (h) EMPLOYEE. The term "Employee" shall include the Beneficiaries of such Employee.

                                                                   Exhibit 10(g)
                                                                   Page 62 of 68

       (i) DETERMINATION DATE. The term "Determination Date" shall mean, with respect to any Plan Year, the last day of the preceding Plan Year. All required valuations shall be made as of the Determination Date.

       (j) COMPENSATION. The term "Compensation" shall mean total compensation but shall not include annual compensation in excess of $200,000 (as adjusted for cost-of-living increases by the Secretary of his delegate at the same time and in the same manner as the dollar amount under Section 14.06). Effective January 1, 1989, this Section 16.02(j) shall no longer apply.

 16.03 SPECIAL RULES. In determining whether the Plan is a Top-Heavy Plan or part of a Top-Heavy Group, the following rules shall apply.

       (a) Except to the extent provided in regulations issued by the Secretary of the Treasury, any rollover contribution (or similar transfer) initiated by an Employee from a plan not maintained by the Company and made after December 31, 1983, to a plan shall not be taken into account with respect to the transferee plan.

       (b) If any individual is a Non-Key Employee with respect to the Plan for any Plan Year, but such individual was a Key Employee with respect to the Plan for any prior Plan Year, any accrued benefit for such Employee (and the account of such Employee) shall not be taken into account for purposes of Sections 16.02(e) and (g).

       (c) To the extent provided in regulations issued by the Secretary of the Treasury, the Top-Heavy rules of this Section shall be applied on the basis of any year specified in such regulations in lieu of Plan Years.

       (d) In determining present values and account balances under Section 16.02(e) and (g), all distributions made with respect to any Employee during the 5-year period ending on the Determination Date shall be added back and included therein. The preceding sentence shall also apply to distributions under a terminated plan which if it had not been terminated would have been required to be included in an Aggregation Group.

       (e) In determining the account of any Participant under 16.02(e) or (g), amounts attributable to deductible employee contributions shall not be considered.

       (f) If any individual has not performed services for any employer maintaining this Plan at any time during the 5 year period ending on the Determination Date, any accrued benefit for such individual and his accounts shall not be taken into account.

 16.04 PARTICIPANT'S TOP-HEAVY ACCOUNT. An additional separate account shall be established for each Participant to be known as the Participant's Top-Heavy

                                                                   Exhibit 10(g)
                                                                   Page 63 of 68

       Account to which shall be posted his share of Company's contributions, forfeitures and net earnings and valuation adjustments for each Plan Year to which Section 16 is applicable. His share of the Company's contributions, forfeitures and net earnings and valuation adjustments that have been posted to his Company Contribution Account pursuant to
       Section 4.02 for all prior Plan Years shall be transferred to his Top-Heavy Account.

 16.05 VESTING WITH RESPECT TO PARTICIPANTS' TOP-HEAVY ACCOUNTS. In lieu of the vesting schedule set forth in Section 9.01(a), a Participant, provided he earns at least one Hour of Service after the Plan has become Top-Heavy, shall vest in his Top-Heavy Account according to the following schedule:

       Completed Years of Service    Non-Forfeitable %
       --------------------------    -----------------

          Less than 3                      -0-
              3                           100%

       provided, that a Participant's nonforfeitable (vested) interest in his Top-Heavy Account, as regards funds transferred from his Company Contribution Account for prior years as set forth in Section 16.04, shall not be reduced from his nonforfeitable interest therein under Section 9.01.

 16.06 MINIMUM CONTRIBUTION FOR NON-KEY EMPLOYEES. The Company's contribution and forfeitures allocated to the Top-Heavy Account for each Plan Year for each Non-Key Employee shall not be less than 3% of his compensation as defined at IRC Section 416(c)(2)(A), except that said percentage shall not be more than the highest percentage at which Company contributions plus forfeitures are made for any Key Employee. The percentage for each Key Employee shall be determined by dividing the amount of his shares of the Company's contribution plus forfeitures by the amount of so much of his Compensation as does not exceed $200,000. For this purpose, all defined contribution plans required to be included in an Aggregation Group shall be treated as one plan. The foregoing exception to the 3% provision shall not apply if the Plan is required to be included in an Aggregation Group wherein the Plan enables a defined benefit plan required to be included in such Group to meet the requirements of Sections 401(a)(4) and 410 of the IRC pertaining to discrimination and minimum participation. The minimum contribution rules of this Section
       16.06 may be satisfied by taking into account Company contributions attributable to a salary reduction or similar arrangement. The allocation provisions contained in Section 4 of this plan shall be modified as may be necessary to comply with the provisions of this Section 16.06 and the Company may, but shall not be required to, increase Company contributions so no Participant will incur a reduction of benefits by reason of the operation of this Section 16.06.

 16.07 MAXIMUM ANNUAL ADDITION. The limitations of Section 14.06 shall be applied by substituting 1.0 for 1.25 where it appears in Section 14.06(d) in the denominators

                                                                   Exhibit 10(g)
                                                                   Page 64 of 68

       of the defined benefit plan fraction and the defined contribution plan fraction. The preceding sentence shall not apply if

           (a) The maximum contribution requirements of Section 16.06 would be met if 4% were substituted for 3%, and

           (b) The Plan would not be a Top-Heavy Plan or part of a Top-Heavy Group if 90% were substituted for 60% in Sections 16.02(e) and
               (g).

       The application of the first sentence of this Section 16.07 shall be suspended with respect to any Participant so long as there are no (i) Company contributions, forfeitures or voluntary nondeductible contributions allocated to such Participant or (ii) accruals for such Participant under the defined benefit plan. If the first sentence of this Section 16.07 is applicable, Section 14.06(e) shall be applied by substituting $41,500 for $51,875.

 16.08 SIMPLIFIED EMPLOYEE PENSIONS. For purposes of Section 16, a Simplified Employee Pension shall be treated as a defined contribution plan. At the Company's election, the aggregate Company contributions to a Simplified Employee Pension may be taken into account in lieu of the aggregate of the accounts of the Employees for the purpose of determining whether the Plan is a Top-Heavy Plan or is part of a Top-Heavy Group pursuant to
       Section 16.02(e) and (g).

 16.09 CONTRIBUTIONS OR BENEFITS NOT TAKEN INTO ACCOUNT. The Plan must meet the requirements of Section 16.05 and Section 16.06 without taking into account (i) contributions or benefits under Chapter 2 of the IRC (relating to tax on self-employment income); (ii) Chapter 21 of the IRC (relating to Federal Insurance Contributions Act); (iii) Title II of the Social Security Act; or (iv) any other Federal or State law.

                                                                   Exhibit 10(g)
                                                                   Page 65 of 68


                       AON EMPLOYEE STOCK OWNERSHIP PLAN

                                   SCHEDULE A

                     SPECIAL PROVISIONS RELATING TO SERVICE

This Schedule A contains special rules regarding the granting of past service credit for eligibility (Section 2.1), vesting (Section 9.1) and allocation of employer contributions (Section 4.2) with respect to certain Employees of the Company acquired through corporate acquisition.

EMPLOYEE CATEGORY                            PLAN PROVISIONS      CREDITED SERVICE
--------------------------------------      ----------------      --------------------
(1)  Employed by Frank B. Hall &            Years of service      From employment
     Co. Inc., or any of its                for                   commencement date
     subsidiaries or affiliates ("Hall")    eligibility           with Hall, with entry
     on November 1, 1992, and                                     January 1, 1993.
     employed by the Company on or
     after November 2, 1992.
                                            Years of service      From employment
                                            for                   commencement date
                                            vesting               above and in
                                                                  accordance with Section
                                                                  9.02.

                                            Allocation of         Hours of service for the
                                            Company               Company beginning
                                            contributions         January 1, 1993 (and
                                                                  Compensation for
                                                                  periods of Plan
                                                                  participation).

(2)  Employed by K&K Insurance              Years of service      From employment
     Group, Inc., K&K Specialties,          for                   commencement date
     Inc., National Sports                  eligibility           with K&K, with entry
     Underwriters Inc., or American                               June 11, 1993.
     Insurance Brokers, Inc. ("K&K")
     on June 10, 1993.
                                            Years of service      From employment
                                            for                   commencement date
                                            vesting               above and in
                                                                  accordance with Section
                                                                  9.02.

                                            Allocation of         Hours of service for the
                                            Company               Company (and
                                            contributions         Compensation for
                                                                  periods of Plan
                                                                  participation).

                                                                   Exhibit 10(g)
                                                                   Page 66 of 68

EMPLOYEE CATEGORY                           PLAN PROVISIONS       CREDITED SERVICE
----------------                            ---------------       ----------------
(3)  Employed by Booke and                  Years of service      From employment
     Company or an affiliate                for                   commencement date
     ("Booke") on June 30, 1993, and        eligibility           with Booke, with entry
     employed by the Company on                                   July 1, 1993.
     July 1, 1993.
                                            Years of service      From employment
                                            for                   commencement date
                                            vesting               above and in
                                                                  accordance with Section
                                                                  9.02.

                                            Allocation of         Hours of service for the
                                            Company               Company (and
                                            contributions         Compensation for
                                                                  periods of Plan
                                                                  Participation).

(4)  Employed by Albert G. Ruben            Years of service      From employment
     & Co., Inc., Albert G. Ruben &         for                   commencement date
     Co. (New York), Inc., or               eligibility           with Ruben, with entry
     Bachrach Insurance Services,                                 September 1, 1993.
     Inc. ("Ruben"), on August 31,
     1993, and employed by the              Years of service      From employment
     Company on September 1, 1993.          for                   commencement date
                                            vesting               above and in
                                                                  accordance with Section
                                                                  9.02.

                                            Allocation of         Hours of service for the
                                            Company               Company (and
                                            contributions         Compensation for
                                                                  periods of Plan
                                                                  participation).

(5)  Employed by Insurance Brokers          Years of service      From employment
     Service, Inc. on May 4, 1993,          for                   commencement date
     and employed by the Company            eligibility           with Insurance Brokers
     on May 5, 1993.                                              Service, Inc., with entry
                                                                  August 1, 1993.

                                            Years of service      From employment
                                            for                   commencement date
                                            vesting               above and in
                                                                  accordance with Section
                                                                  9.02.

                                                                   Exhibit 10(g)
                                                                   Page 67 of 68

EMPLOYEE CATEGORY                       PLAN PROVISIONS       CREDITED SERVICE
----------------                        ---------------       ----------------

                                        Allocation of         Hours of service for the
                                        Company               Company (and
                                        contributions         Compensation for
                                                              periods of Plan
                                                              participation).

(6)  Employed by National Benefit       Years of service      From employment
     Corporation on May 19, 1993,       for                   commencement date
     and employed by the Company        eligibility           with National Benefit
     on May 20, 1993.                                         Corporation, with entry
                                                              May 20, 1993.

                                        Years of service      From employment
                                        for                   commencement date
                                        vesting               above and in
                                                              accordance with Section
                                                              9.02.

                                        Allocation of         Hours of service for the
                                        Company               Company (and
                                        contributions         Compensation for
                                                              periods of Plan
                                                              participation).

(7)  Employed by Bryson Associates,     Years of service      From employment
     Inc. on May 16, 1993, and          for                   commencement date
     employed by the Company on         eligibility           with Bryson Associates,
     May 17, 1993.                                            Inc., with entry June 1,
                                                              1993.

                                        Years of service      From employment
                                        for                   commencement date
                                        vesting               above and in
                                                              accordance with Section
                                                              9.02.

                                        Allocation of         Hours of service for the
                                        Company               Company (and
                                        contributions         Compensation for
                                                              periods of Plan
                                                              participation).

                                                                   Exhibit 10(g)
                                                                   Page 68 of 68

IN WITNESS WHEREOF, Aon Corporation and the Trustees have signed this amendment and restatement of the Aon Employee Stock Ownership Plan, effective as of January 1, 1994.

                         Aon Corporation

                     By: /Daniel T. Cox/          12/20/94
                        ------------------------  --------
                        Daniel T. Cox               Date
                        Executive Vice President

                         /Harvey N. Medvin/       12/20/94
                        ------------------------  --------
                        Harvey N. Medvin            Date
                        Trustee

                         /Andrew J. McKenna/      12/20/94
                        -----------------------   --------
                        Andrew J. McKenna           Date
                        Trustee

                         /Peer Pedersen/          12/20/94
                        -----------------------   --------
                        Peer Pedersen               Date
                        Trustee